Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement      |_| Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              TNP ENTERPRISES, INC.
                (Name of Registrant as Specified in Its Charter)


                            ________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                              TNP ENTERPRISES, INC.

                       4100 International Plaza, Tower II
                             Fort Worth, Texas 76109
                                 (817) 731-0099


               NOTICE OF ANNUAL MEETING OF HOLDERS OF COMMON STOCK
                            To Be Held on May 6, 1997

     The Annual Meeting of Holders of TNP Enterprises, Inc. Common Stock will be held on Tuesday, May 6, 1997, at 11:00 a.m., Central Time, at the company's headquarters, 4100 International Plaza, Tower II, 9th Floor, Fort Worth, Texas, for the following purposes:

     1. To elect three Class 3 directors for terms continuing until the Annual Meeting of Holders of Common Stock in 2000 or until respective successors are elected and qualified;

     2. To consider and vote upon an amendment to the TNP Enterprises Equity Incentive Plan that adds an additional performance measure to be achieved for a participant to earn and receive payment of performance-based stock awards;

     3. To ratify the appointment of Arthur Andersen LLP, Certified Independent Public Accountants, as independent auditors for 1997; and

     4. To transact any other business that properly may come before the Annual Meeting or any adjournments of the Annual Meeting.

     Shareholders of record at the close of business on March 17, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     Whether or not you expect to attend the Annual Meeting in person, please complete, sign, and date the enclosed proxy card and return it promptly in the postage-paid envelope provided so that your shares of common stock can be represented and voted at the Annual Meeting. If you attend the Annual Meeting, your proxy will be returned to you upon your request and you may vote your shares in person.

                                         By Order of the Board of Directors

                                                Michael D. Blanchard,
                                                Secretary

Fort Worth, Texas
March 25, 1997

                              TNP ENTERPRISES, INC.


                       4100 International Plaza, Tower II
                             Fort Worth, Texas 76109

                                 PROXY STATEMENT
                                       For
                    ANNUAL MEETING OF HOLDERS OF COMMON STOCK
                            To Be Held on May 6, 1997

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of TNP Enterprises, Inc. ("TNPE"), for use at the Annual Meeting of Holders of Common Stock to be held at TNPE's headquarters, 4100 International Plaza, Tower II, 9th Floor, Fort Worth, Texas on Tuesday, May 6, 1997, at 11:00 a.m., Central Time, and at any adjournment thereof (the "Annual Meeting").

     A shareholder who has given a proxy may revoke it at any time before it is voted by submitting written notice of revocation to TNPE's Secretary, submitting a new proxy with a later date, or voting in person at the Annual Meeting after withdrawing any proxy previously given.

     TNPE will pay for preparing, printing, assembling, and mailing this proxy statement, the enclosed proxy card, and any additional material, and for forwarding solicitation material to beneficial owners of TNPE common stock.

     This proxy statement, which includes Consolidated Financial Statements, and the accompanying Notice of Annual Meeting of Shareholders, form of proxy and the Summary Annual Report to Shareholders covering operations of TNPE and its wholly-owned electric utility subsidiary, Texas-New Mexico Power Company ("TNP") for 1996, are first being sent or given to holders of TNPE's common stock on or about March 25, 1997.

                                  VOTING RIGHTS

     Shareholders of record at the close of business on March 17, 1997 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On that date, 13,053,102 shares of common stock were outstanding. Shareholders present at the Annual Meeting in person or by proxy will be entitled to one vote on each matter that comes before the Annual Meeting for each share of TNPE common stock that they hold at the close of business on the Record Date. Cumulative voting is not permitted. No other class of TNPE securities is entitled to vote at the Annual Meeting.

     The presence, in person or by proxy, of shareholders holding a majority of the outstanding shares of TNPE's common stock is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a plurality of shares of common stock represented at the Annual Meeting and entitled to vote is required to elect directors. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote.

     In determining whether a proposal has received the required vote, the election inspectors will include abstentions in the vote total, with the result that an abstention will have the same effect as a negative vote. Under the rules of the New York Stock Exchange ("NYSE"), brokers who hold shares in "street name" for customers have the authority to vote on certain items in the absence of instructions from their customers, the beneficial owners of the shares. Under these rules, brokers that do not receive instructions are entitled to vote on all three proposals being presented at the Annual Meeting. Such brokers are generally not entitled to vote, however, on other matters that may come before the Annual Meeting. The election inspectors will count abstentions and shares for which no instructions are received in determining whether a quorum is present at the Annual Meeting.

                            1. ELECTION OF DIRECTORS

     TNPE's board of directors consists of nine members, divided into three classes of three members each: Class 1, Class 2 and Class 3. Directors in each class are elected to serve three-year terms. Only Class 3 positions will be elected at the Annual Meeting. The Class 1 and Class 2 positions will be due for nomination and election at the 1998 and 1999 Annual Meetings, respectively. Each nominee who is elected or re-elected as a TNPE director will also be a member of the board of directors of TNP.

     The persons appointed as proxies intend to vote all shares represented by proxy FOR election of J. R. Holland, Jr., Harris L. Kempner, Jr., and Carol D. Surles as Class 3 directors, unless shareholder directions on individual proxy cards indicate otherwise. TNPE's board of directors (with nominee directors abstaining) nominated Messrs. Holland and Kempner and Dr. Surles, all of whom are currently TNPE and TNP directors, to stand for re-election to TNPE's board of directors until their terms expire or until their respective successors are elected and qualified. If any nominee for Class 3 director becomes unavailable to serve as a director, then the persons appointed as proxies intend to vote all shares of TNPE common stock represented by proxy for a substitute to be nominated by TNPE's board of directors.

Information About Nominees for Terms Expiring in 2000 (Class 3 Directors)

     The names and ages of the nominees for election as directors, their principal occupations and employment during the last five years, including a brief biography, and the year each was first elected as a director, are as follows:

     J. R. Holland, Jr., 53, was elected as a member of TNPE's and TNP's boards of directors in May 1996. He has been President and Chief Executive Officer of Unity Hunt, Inc., a large international private holding company with interests in entertainment, cable television, retail, investments, real estate, natural resources and energy businesses, since 1991.

     Harris L. Kempner, Jr., 57, has been a TNPE board member since 1984, and a TNP board member since 1980. He has been President of Kempner Capital Management, an investment advisory firm, since 1981; a Trustee of H. Kempner Trust Association, which engages in investments, since 1964; Chairman Emeritus and Advisor to the board of United States National Bank, located in Galveston, Texas, since 1992; a director of Balmorhea Ranches, a ranching/farming operation, and Imperial Holly Corp., a sugar products company, since 1982; a director or advisory director of Cullen/Frost Bankers, Inc., a bank holding company, since 1982; a director of American Indemnity Company, an insurance company, since 1987; and a director of American Indemnity Financial, an insurance company, since 1990.

     Dr. Carol Diann Smith Surles, 50, joined TNPE's and TNP's boards of directors in September 1995. She has been President of Texas Woman's University since August 1994. From July 1992 to August 1994, Dr. Surles served as Vice President for Administration and Business Affairs of California State University. She served as Visiting Administrator in Residence of that university's Chancellor's Office from January 1992 to July 1992. Prior to 1992, she was Vice President for Academic Affairs and Professor of Management at Jackson State University in Mississippi. Dr. Surles has been a director of First State Bank in Denton, Texas, since 1995.

     The board of directors recommends a vote FOR all Class 3 director nominees.

Information about Continuing Directors

     The names and ages of directors who continue in terms expiring in 1998 and 1999, their principal occupations and employment during the past five years, including a brief biography, and the year each was first elected as a director, are as follows:

     Directors Whose Terms Expire in 1998 (Class 1 Directors)

     R. Denny Alexander, 51, has been a director of both TNPE and TNP since 1989. Mr. Alexander has owned and managed R. Denny Alexander & Company, an investment management firm, since 1978. He has also served as Managing Partner of OPNB Building Joint Venture, a real estate investment partnership, since 1978. Since 1982, Mr. Alexander has served as director of Overton Bancshares,
Inc., a bank holding company, and since 1984 as Chairman of Overton Bank and Trust, National Association, a national bank.

     Sidney M. Gutierrez, 45, joined TNPE's and TNP's boards of directors in November 1994. From 1984 to 1994, he was a NASA astronaut serving as Space Shuttle Mission Commander and Chief of the Operations Development Branch. From 1991 to 1994, he was also an Air Force officer serving at the rank of Colonel. Since his retirement from NASA and the Air Force in 1994, Mr. Gutierrez has served as a Manager in the Exploratory Systems Development Center at Sandia National Laboratories' Sandia Corporation, a prime contractor for the Department of Energy. He is a member of the Board of Directors of Goodwill Industries of New Mexico and vice chairman of the New Mexico Space Center Commission.

     Kevern R. Joyce, 50, was appointed Chief Executive Officer, President, and director of TNPE and TNP in April 1994 and was elected Chairman of the Board of both companies in April 1995. From 1992 until he joined TNPE and TNP, Mr. Joyce served as Senior Vice President and Chief Operating Officer, and from 1990 to 1992, he was Vice President - Rates and Conservation, of Tucson Electric Power Company.

     Directors Whose Terms Expire in 1999 (Class 2 Directors)

     John A. Fanning, 57, has been a member of TNPE's and TNP's boards of directors since 1984. He served as Executive Vice President of Snyder Oil Corporation from March 1990 to November 1995, and served on Snyder's board of directors from 1981 to 1995. Since November 1995, he has been involved in private investments in oil, gas and manufacturing. In February 1997, he was named as Interim President and Chief Executive Officer and director of Heartland Wireless Communications, Inc., a Plano, Texas- and Durant, Oklahoma-based company that sells wireless cable television services.

     Dwight R. Spurlock, 64, joined TNPE's and TNP's boards of directors in 1993. He was both companies' Interim President and Chief Executive Officer from November 1993 to April 1994. From 1990 until his retirement in 1992, Mr. Spurlock was TNP's Sector Vice President - Operations. Mr. Spurlock has been a director of Texas City National Bank since 1976.

     Dennis H. Withers, 51, was elected as a member of TNPE's and TNP's boards of directors in August 1995. Before that date, he was an advisory director on both boards from December 1994. Mr. Withers has been President of Trinity Forge, Inc., a metal forging and manufacturing company, since 1979, and a director since 1972. He has been a director of Overton Bancshares, Inc., a bank holding company, since 1985, and a director of Overton Bank and Trust, National Association, since 1993.

Meetings of Board of Directors and Standing Committees

     TNPE's and TNP's boards of directors each held five meetings during 1996. TNP's board acted by unanimous consent twice. All directors attended at least 75% of the aggregate meetings of the board of directors and of board committees of which they were members during 1996. TNPE's board of directors has four standing committees: the Audit Committee, the Compensation Committee, the Financial Committee and the Nominating Committee.

     The duties and members of the standing committees are:

     Audit Committee

     The Audit Committee recommends to the full board an accounting firm to serve as independent auditors of TNPE and TNP; determines and reviews internal and external audit staff qualifications; meets and reviews with the independent auditors and the internal audit manager corporate financial reporting and accounting procedures and policies, financial reporting and accounting adequacy, operating controls, and the scope of all independent and internal audits; and makes appropriate recommendations to the full board of directors. Audit Committee members are Messrs. Alexander, Gutierrez, Spurlock and Dr. Surles. The Audit Committee met twice in 1996.

     Compensation Committee

     The Compensation Committee evaluates the Chief Executive Officer's performance; reviews the performances of all officers who report to the Chief Executive Officer; reviews the terms and conditions of all employee benefit plans; establishes performance goals for, and designates employees to participate in, all incentive compensation plans; and evaluates board compensation. Compensation Committee members are Messrs. Fanning, Gutierrez, Holland, Kempner and Withers. The Compensation Committee met five times in 1996.

     Financial Committee

     The Financial Committee reviews and approves dividend policy, securities offerings and capital budgets; reviews strategic, financial and other plans; and reports and recommends in its discretion to the full board on internal financial affairs. Financial Committee members are Messrs. Alexander, Joyce, Kempner, Withers and Dr. Surles. The Financial Committee held five meetings in 1996.

     Nominating Committee

     The Nominating Committee evaluates and recommends to the full board, nominees for director positions that have become vacant or are due for nomination and election, and considers director nominees recommended by shareholders. TNPE's bylaws require generally that a shareholder deliver any nomination to the committee at least 30 and not more than 60 days before the anniversary of the notice of the preceding year's annual meeting of shareholders, with certain exceptions. A shareholder must include the shareholder's name and address, the class and number of TNPE shares that the shareholder owns beneficially and of record and the date on which each was acquired, information about the nominee that satisfies applicable requirements of Regulation 14A under the Securities Exchange Act of 1934, and the nominee's consent. Nominating Committee members are Messrs. Alexander, Fanning and Kempner. The Nominating Committee met twice during 1996.

Director Compensation

     Each nonemployee director receives an annual retainer of 525 shares of TNPE common stock from TNPE and $8,000 from TNP, and a fee of $750 for each meeting of the TNPE and TNP boards and committees that the director attends. TNPE and TNP split the $750 cost when their boards of directors or committees hold combined meetings. Directors and committee members are also reimbursed for travel and other incidental expenses incurred in connection with their duties. Directors who are employees receive no additional compensation for serving as directors.

     The shares of TNPE common stock paid to the nonemployee directors are issued under the TNPE Nonemployee Director Stock Plan.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee recommends to the full board appropriate executive compensation levels. Committee members are Messrs. Fanning, Gutierrez, Holland, Kempner and Withers.

     Mr. Alexander is a director of Overton Bancshares, Inc. and Chairman of Overton Bank and Trust, National Association. Mr. Withers is a director of both Overton Bancshares, Inc. and Overton Bank and Trust, National Association. TNPE and TNP use Overton Bank and Trust, National Association, for general banking and short-term investments in the ordinary course of business. All such transactions are conducted on substantially the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions between the bank and its other customers.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes the compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers of TNPE and its subsidiaries (the "Named Executive Officers") for services rendered in all capacities to TNPE and its subsidiaries during 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
                                                                              Other Annual           All Other
Name & Principal Position                  Year       Salary      Bonus(1)    Compensation(2)     Compensation(3)
Kevern R. Joyce, President and Chief       1996      $336,500     $143,557           --               $24,698
  Executive Officer(4)                     1995       300,000      125,152           --                 9,174
                                           1994       212,307       75,000       $ 41,869              16,843
Jack V. Chambers, TNP Senior Vice          1996      $204,338     $ 79,151           --               $13,554
  President & Chief Customer Officer       1995       185,885       68,779           --                36,088
                                           1994       154,266       40,000           --                 6,056
Manjit S. Cheema, Vice President &         1996      $162,296     $ 58,412           --               $11,133
  Chief Financial Officer(4)               1995       139,145       39,810           --                 7,546
                                           1994        61,032        7,500       $ 22,477                 124
Ralph S. Johnson, TNP Senior Vice          1996      $156,730     $ 55,344           --               $11,281
  President - Power Resources(4)           1995       132,459       39,932       $ 21,473               3,797
                                           1994         --           --              --                 --
W. Douglas Hobbs, TNP Vice                 1996      $137,232     $ 39,827           --               $10,424
  President-Business Development           1995       134,111       36,241           --                 7,573
                                           1994        85,523        7,000       $ 25,509               3,226

____________________

     (1) The amounts shown in this column for 1996 are (a) cash awards earned under the Management Short-Term Incentive Plan and the Broad-Based Short-Term Incentive Plan and (b) the value of the following short-term stock incentive bonuses earned, based on the $27.38 per share closing price of TNPE common stock on the NYSE on December 31, 1996, and dividends paid on such shares in the amount of $.93 per share: Mr. Joyce - 1,479 shares; Mr. Chambers - 803 shares; Mr. Cheema - 585 shares; Mr. Johnson - 553 shares; and Mr. Hobbs - 381 shares.

     (2) Other Annual Compensation consists of allowances or reimbursements for relocation expenses. In 1994, the totals for Messrs. Joyce, Cheema and Hobbs also include $1,869, $2,046 and $1,053, respectively, imputed income for personal use of a company car. In 1995, the total for Mr. Johnson includes $1,473 imputed income for personal use of a company car. TNPE's and TNP's executive officers received personal benefits in addition to salary and cash bonuses during the years reported. However, except as shown in the table, the total amounts of the personal benefits did not exceed the lesser of $50,000 or 10% of the officers' total annual salary and bonus.

     (3) As shown on the following table, the amounts shown in this column for 1996 consist of (a) company contributions to the Texas-New Mexico Power Company Thrift Plan (the "Thrift Plan"), a deferred compensation plan under IRS Section 401(k) (including incentive matching contributions for 1996 that were paid in 1997); (b) company contributions to the Texas-New Mexico Power Company Deferred Compensation Plan, (the "Deferral Plan"), an unfunded, defined benefit Plan that allows eligible employees, including the Named Executive Officers, to elect deferral of base salary and bonuses, and receive matching Company contributions and interest credits, whenever and to the extent that their participation in the Thrift Plan is limited by the Internal Revenue Code; (c) payments made prior to the inauguration of the Deferral Plan representing restoration of Thrift Plan matching contributions exceeding the statutory maximum, and (d) premiums for group life insurance paid by the Company (none of the Named Executive Officers has any cash value rights related to such insurance). The amounts shown under
(a) and (b) include incentive matching contributions for 1996 that were paid in 1997. The amounts shown for Mr. Chambers include Excess Benefit Plan (as defined below) benefits accrued of $23,746 and $761 in 1995 and 1994, respectively.


                                                                    c. Thrift Plan    d. Life Insurance
                         a. Thrift Plan       b. Deferral Plan        Restoration           Premiums
Mr. Joyce                    $9,000                $8,215               $ 5,971              $1,512
Mr. Chambers                  9,000                 3,210                    191                953
Mr. Cheema                    9,000                 1,693                 --                    440
Mr. Johnson                   9,000                 1,147                 --                  1,134
Mr. Hobbs                     8,342                   954                 --                  1,128



     (4) Mr. Joyce joined TNPE and its subsidiaries on April 12, 1994, pursuant to an employment contract providing for an annual base salary of $300,000. His base salary was raised to $345,000 effective March 1, 1996. Mr. Cheema joined TNP and its subsidiaries effective June 22, 1994, and TNPE and its subsidiaries effective December 16, 1994. Mr. Johnson joined TNPE and its subsidiaries effective January 3, 1995.

Long-Term Incentive Compensation

     The following table contains information about awards of long-term stock incentive opportunities made under the TNPE Equity Incentive Plan to the Named Executive Officers in 1996.



          EQUITY INCENTIVE PLAN(1) - LONG TERM INCENTIVE AWARDS IN 1996


                        Performance               Estimated Payout at End of Period(3)
                                                  ----------------------------------------------------

          Name                   Plan Cycle           Threshold        Target (2)          Maximum
-------------------------- ----------------------- ----------------- ---------------- -------------------

Kevern R. Joyce                   1996-1998           3,410 shares      6,819 shares       10,229 shares
Jack V. Chambers                  1996-1998           2,038 shares      4,075 shares        6,113 shares
Manjit S. Cheema                  1996-1998           1,743 shares      3,485 shares        5,228 shares
Ralph S. Johnson                  1996-1998           1,714 shares      3,429 shares        5,143 shares
W. Douglas Hobbs                  1996-1998           1,106 shares      2,212 shares        3,318 shares

________________________

     (1) The TNPE Equity Incentive Plan permits the grant of long-term incentive awards to motivate and reward long-term strategic planning and corporate performance. See the Executive Long-Term Incentive Compensation portion of the Report of the Compensation Committee of the Board of Directors on page 10 for additional information and "Proposal to Amend the TNPE Equity Incentive Plan," beginning at page 14 of this proxy statement for a description of the Plan.

     (2) The target number of shares is based on the following percentages of the Named Executive Officers' respective base salary midpoints: Mr. Joyce - 40%; Mr. Chambers - 35%; Messrs. Cheema and Johnson - 30% for the first six-months of 1996, and 35% for the remainder of the plan cycle; and Mr. Hobbs - 30%.

     (3) Awards are earned based on TNPE's relative total shareholder return and performance relative to the companies comprising the S&P 500 Index and the S&P Electric Utility Index. The estimated future payouts described in the table assume the achievement of all performance goals for the specified level of the future payouts. The number of shares actually awarded will be determined at the end of the three-year performance period, and can range from 0% (if none of the performance goals are achieved) to 150% of the target number of shares. In addition to the stock awards, at payout the Plan participants will receive dividend equivalents, paid in cash. Based on dividends paid in 1996 and assuming that the current quarterly dividend rate will remain in effect for the remainder of the three-year plan cycle, at payout the Named Executive Officers will receive dividend equivalent payments of $2.89 per share of stock awarded. See "Compensation Committee Report on Executive Compensation - Incentive Compensation."

     During 1995, the Company made similar awards of long-term incentive stock opportunities to the Named Executive Officers for the 1995-1997 performance plan cycle. The target number of shares subject to their awards are as follows: Mr. Joyce - 8,271; Mr. Chambers - 4,943; Mr. Cheema - 3,777; Mr. Johnson - 3,623; and Mr. Hobbs - 2,791. The number of shares that will actually be awarded will be determined in early 1998 and will range from 0% to 150% of the target amounts, depending on the degree to which applicable performance goals are achieved. Plan participants will also receive dividend equivalents, paid in cash. Based on dividends paid in 1995 and 1996, and assuming that the current dividend rate will remain in effect for 1997, at payout the Named Executive Officers will receive dividend equivalents of $2.73 per share of stock awarded.

Pension Plan

     The following table sets forth certain information concerning annual benefits payable upon normal retirement at age 65 to TNPE and TNP employees under TNP's pension plan, a noncontributory defined benefit retirement plan (the "Pension Plan").


                               PENSION PLAN TABLE

                                                                  Years of Service
                                --------------------------------------------------------------------------------------
      Remuneration (1)              15              20            25             30           35              40
------------------------------  -----------     ------------  ------------   -----------  ------------    ------------

          $125,000                $29,994       $ 39,992      $ 49,990       $ 59,988       $ 69,986      $ 78,111
           150,000                 36,369         48,492        60,615         72,738         84,861        94,611
           175,000                 42,744         56,992        71,240         85,488         99,736       111,111
           200,000                 49,119         65,492        81,865         98,238        114,611       127,611
           250,000                 61,869         82,492       103,115        123,738        144,361       160,611
           300,000                 74,619         99,492       124,365        149,238        174,111       193,611
           350,000                 87,369        116,492       145,615        174,738        203,861       226,611
           400,000                100,119        133,492       166,865        200,238        233,611       259,611
           450,000                112,869        159,492       188,115        225,738        263,361       292,611
           500,000                125,619        167,492       209,365        251,238        293,111       325,611

______________________

     (1) Benefits in other than the $125,000 row are shown without taking into account limits under Section 415 of the Internal Revenue Code of 1986, as amended (the "Tax Code") or the $150,000 salary cap in effect after 1993, resulting from Tax Code Section 401(a)-17-1 limits. Consequently, a portion of the benefits would be paid from the Excess Benefit Plan (as defined below).

     Potentially all employees are eligible to participate in TNP's Pension Plan. Because it is a defined benefit plan, annual contributions to the Pension Plan are computed on an actuarial basis and cannot be calculated readily on a per person basis. Benefits for each eligible employee are based on the employee's years of service computed through the month in which the employee retires multiplied by a specified percentage of the employee's average monthly compensation for each full calendar year of service completed after 1994. Average monthly compensation for the Named Executive Officers consists only of salary. Pension benefits are not subject to deduction for Social Security benefits, but are subject to reduction for retirement prior to age 62. TNP made no contribution to the Pension Plan for 1996.

     Highly compensated employees whose pensions are subject to reduction below the amount that the Pension Plan otherwise would have provided as a result of compliance with Tax Code Sections 415 and 401(a)-17-1, and who the board of directors designate as eligible, may also participate in TNP's "Excess Benefit Plan." As of the date of this proxy statement, 14 active or retired employees have been designated as eligible to participate in the Excess Benefit Plan, including the Named Executive Officers and three retired employees who are now receiving excess benefit payments. TNP owns policies insuring the lives of the Excess Benefit Plan participants; policy proceeds are payable to TNP to reimburse it for its payments to the retirees.

     As of December 31, 1996, the Named Executive Officers were credited with the years of service set forth in the following table. Executive pension benefits are computed actuarially.

                      EXECUTIVE PENSION BENEFITS

     Name                                   Years of Credited Service
     Kevern R. Joyce                        15 years,  9 months (1)
     Jack V. Chambers                       17 years, 11 months
     Manjit S. Cheema                       2 year, 6 months
     Ralph S. Johnson                       2 years, 0 months
     W. Douglas Hobbs                       4 years, 8 months
________________________

     (1) Under his 1994 employment contract, if Mr. Joyce is still employed by TNPE and TNP at age 65, he will be credited with 13 years of service earned prior to joining TNPE and TNP; this table includes those years. Mr. Joyce will be vested in his pension benefits upon five years of employment with TNPE and TNP. His retirement payments will be reduced by and to the extent of any retirement payments that he receives from other employers or their successors.

Severance Agreements

     Employment severance contracts between TNP and its officers and other key personnel are in effect. The principal purpose of these contracts is to encourage retention of management and other key personnel required for the orderly conduct of TNP's business during any threatened or pending acquisition of TNPE or TNP and during any ownership transition. The officers' contracts, including those of the Named Executive Officers, provide for lump sum compensation payments equal to three times their current annual salaries and other rights; contracts for other key personnel provide for payments equal to their annual salary. These payments will occur only if their employment is terminated or they suffer other adverse treatment following a "change in control" of TNPE or TNP. A "change in control" includes, among other things, certain substantial changes in the corporate structure, ownership, assets, existence, or board of directors of either entity. The TNP officers' contracts have three-year terms; those of other key personnel have two-year terms. TNP's board of directors periodically reviews the contracts and determines whether to extend them for an additional year, in effect returning them to their original three- or two-year term with each review. TNP's board of directors last extended the contracts of the Named Executive Officers in November 1995, and the contracts are currently set to expire at various times from 1997 to 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires TNPE's and TNP's directors and executive officers to file reports of beneficial ownership and changes in ownership of TNPE's equity securities with the Securities and Exchange Commission and the NYSE. To TNPE's knowledge, based solely on a review of copies of such reports provided to TNPE and written representations that no such reports were required, all directors and executive officers made all required filings on time.

Compensation Committee Report on Executive Compensation

    Compensation Philosophy and Strategy

     In 1995, TNPE adopted a strategic plan to create shareholder value by meeting the challenges of a consolidating and increasingly competitive utility industry. Success under the strategic plan depends on employees who are focused on providing value to customers and communities through competitive pricing, innovative, high quality, personalized energy services and community leadership. This strategic plan continued to guide TNPE in 1996.

     TNPE's executive compensation policy reflects this strategic plan. The Compensation Committee of the board of directors (the "Committee") is committed to providing TNPE's officers with compensation that is competitive with other companies in the electric utility industry and rewards them for TNPE's achieving levels of operational excellence and financial returns consistent with continuous improvement in customer satisfaction and shareholder value.

     The compensation for executive officers consists of base salary and short-term and long-term incentive compensation. When determining executive officers' compensation, the Committee reviews and considers compensation data of other electric utilities whose annual revenues are comparable to TNPE. These other electric utilities are not the same as those that comprise the S&P Electric Utility Index used in the performance graph included in this proxy statement.

     The Committee carries out its responsibilities with assistance from an international compensation consulting firm and with input from the Chief Executive Officer and management as it deems necessary. All components of executive compensation, however, including performance criteria, are matters of Committee discretion.

     Base Salary

     The base salaries of executive officers are based on competitive pay practices of electric utilities whose annual revenues are comparable to TNPE. The Committee has established officer salary grades as guidelines in setting each executive's compensation, with each grade having a minimum, midpoint and maximum. The midpoints of each grade are generally set at around the fiftieth percentile of the base salary of persons in similar positions in other companies in this electric utility peer group. The Chief Executive Officer annually reviews the other executive officers' base salaries, and the Committee acts after considering his recommendations. Individual officers' salaries are set within the salary grade and are based on a subjective evaluation of several factors, including the executive officer's performance during the past year in view of established individual objectives, the individual's position in the salary grade and his or her overall contributions to the organization's success during the preceding year.

     Incentive Compensation

     TNPE and its subsidiaries provide annual cash and stock-based incentive compensation opportunities to their officers and key employees. Incentive compensation awards are based on the company's achievement of specific annual financial and operational goals. Incentive compensation for executive officers and other management consists of short-term cash and stock incentive awards and long-term stock incentive award opportunities.

     Short-Term Incentive Compensation. Short-term incentives are designed to reward performance measured in terms of short-term corporate financial and operational goals and individual goals that support shareholder- and customer-focused objectives. The Committee establishes performance goals and amounts of all short-term incentive award opportunities under the plans at the beginning of each year. In 1996, performance criteria for all incentive awards were (i) earnings per share and (ii) factors developed to measure operations and maintenance costs, customer satisfaction, system reliability and safety. No portion of a potential award related to a particular goal is earned unless a minimum threshold is achieved during that year. The Committee determines at year-end whether awards have been earned, and awards earned are paid as soon as practicable after that determination.

     For 1996, officers had opportunities to earn short-term incentive awards with target levels of up to between 10% to 25% of their salary range midpoint. Actual awards earned could range from 0% to 150% of the target award level, depending on the extent to which performance criteria were met. Their incentives were weighted more heavily to earnings per share than were the incentives for other employees because of their greater influence on corporate financial performance.

     Because of the extent to which 1996 performance goals applicable to executive officers were achieved, executives received short-term incentive awards ranging from 13.6% to 33.7% of their respective salary midpoints, with three-fourths of each such incentive award paid in cash and one-fourth in stock. Executives received dividend equivalents for 1996 on the stock that they earned.

     Company stock awarded as short-term incentive compensation may not be sold or transferred for two years after it is earned, except in certain limited circumstances.

     Broad-Based Incentive Compensation. The broad-based short-term incentive plan authorizes the Committee to make cash incentive awards to all full-time hourly and salaried employees of TNPE and its subsidiaries, including all executive officers. Awards under this plan to executive officers were apportioned 70% to earnings per share and 30% to corporate operational goals. The target level for executive officers was 4% of annual salary. Overall corporate performance was 140% of target goals applicable to executive officers. Awards to executive officers for 1996 under this plan were 5.6% of annual salary.

     401(k) Retirement Plan Incentive Matching. In 1996, a portion of TNPE's matching contribution to its 401(k) retirement plan for employees was contingent upon meeting the earnings per share performance goal. Because the maximum incentive matching goals were attained for 1996, TNPE made an incentive matching contribution equal to approximately 50% of the eligible contributions (up to 6% of eligible pay) of eligible participants, including executive officers, in addition to TNPE's regular matching contribution for the 1996 plan year.

     Executive Long-Term Incentive Compensation. The Committee awarded long-term stock incentive opportunities to executive officers and other key management in 1996. These awards are designed to motivate and reward long-term strategic planning and corporate performance. The Committee believes that the longer-term perspective of these awards balance the short-term emphasis inherent in short-term awards. Long-term awards also focus achievement on shareholder value by linking compensation to total shareholder return and enhance teamwork by linking compensation to overall company performance.

     For 1996, executive officers and other key employees were awarded incentive opportunities to earn target amounts from 25% to 40% of their 1996 salary range midpoint in stock over the three-year period ending December 31, 1998. In 1995, they were awarded similar incentive opportunities for the three-year period ending December 31, 1997, with target amounts from 25% to 40% of their 1995 salary range midpoint in stock. Performance criteria for 1996 awards are based on total shareholder return relative to companies that comprise the S&P 500 Index and the S&P Electric Utility Index. Performance criteria for 1995 awards also require relative improvement in TNPE's competitive position in terms of retail rate comparison. Whether long-term awards have been earned will be determined at the end of the respective three-year periods.

     Internal Revenue Code Section 162(m)

     Total compensation paid to executive officers did not exceed the deductibility limits of Internal Revenue Code Section 162(m) in 1996. TNPE does not expect total compensation to exceed Section 162(m) limits in the foreseeable future.

     Chief Executive Officer Compensation

     Kevern R. Joyce became President and Chief Executive Officer of TNPE in April 1994. TNPE based Mr. Joyce's 1996 compensation on the policies and plans described above.

     The Committee invokes the active participation of all non-management directors in reviewing Mr. Joyce's performance before it makes recommendations regarding his compensation. The Committee is responsible for administering the processes for completing this review. The process starts early in the year when the board of directors works with Mr. Joyce to establish his personal goals and short- and long-term strategic goals for TNPE. At the end of the year, the Directors and Mr. Joyce review his performance. The Committee oversees this review and recommends to the board appropriate adjustments to his compensation. In setting Mr. Joyce's 1996 salary, the Committee, with the participation of all outside directors, determined that important goals were achieved and that the results for TNPE for the year were outstanding. Mr. Joyce's vision of the industry's evolution has led, and is continuing to lead, to appropriate redeployment of TNPE resources. The Committee concluded that in 1996 Mr. Joyce's performance continued to advance TNPE toward the accomplishment of its strategic objectives.

     Mr. Joyce's 1996 short-term incentive compensation plan awards were calculated in the same manner as awards for all other officers. His target award opportunity for short-term cash and stock incentive awards totaled 25% of his 1996 salary range midpoint. He earned an amount equal to 33.7% of his 1996 salary range midpoint as a result of the overall corporate achievement of the performance goals applicable to executive officers, and based on the Committee's assessment of his individual performance in 1996.

     The amount of Mr. Joyce's cash award under the all-employee short-term incentive plan was determined by operation of the corporate financial and operational goals that applied to all other employees. He received an amount equal to 5.6% of his 1996 salary midpoint under the all-employee plan.

                                         Compensation Committee

                                         John A. Fanning
                                         Sidney M. Gutierrez
                                         J. R. Holland, Jr.
                                         Harris L. Kempner, Jr.
                                         Dennis H. Withers

     The Compensation Committee Report on Executive Compensation and the performance graph that follows will not be deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that TNPE specifically incorporates the information by reference.

Five Year Comparison of Cumulative Total Return

     The graph below shows TNPE's performance relative to the S&P Electric Companies-500 Index (formerly called the S&P Electric Companies Index) and the S&P 500 Index. The graph spans TNPE's last five years, assumes that $100 is invested at the close of trading on December 31, 1991, and is calculated assuming quarterly reinvestment of dividends and quarterly weighting by market capitalization.

GRAPH

Performance Graph reflecting the tabular data set forth below.



-------------------------------------- --------- -------- --------- -------- --------- --------
                                         1991     1992      1993     1994      1995     1996
-------------------------------------- --------- -------- --------- -------- --------- --------

TNP Enterprises, Inc.                    100       107      102        99      131       199
S&P 500 Index                            100       108      118       120      165       203
Electric Companies-500 Index             100       106      119       104      136       136
-------------------------------------- --------- -------- --------- -------- --------- --------


               2. PROPOSAL TO AMEND THE TNPE EQUITY INCENTIVE PLAN

     At the Annual Meeting, shareholders will be asked to approve an amendment to the TNPE Equity Incentive Plan (the "Incentive Plan"). The Incentive Plan, adopted in 1995, makes available a variety of stock and stock-based incentive awards, such as performance shares, restricted stock awards, incentive and non-qualified options to purchase TNPE common stock. This variety gives TNPE flexibility in designing incentive compensation packages and permits it to respond to its and its subsidiaries' changing needs and to reflect changes in laws and rules affecting compensation and benefit plans, primarily tax laws, accounting rules and securities regulations.

     The amendment being presented for shareholder approval is the addition of "cash value added" as a performance measure available for use in designing incentive compensation packages under the Incentive Plan. Cash value added is defined as the excess of cash flow from operations over a target return on equity. This new performance measure will complement and be used in conjunction with the Incentive Plan's existing performance measures. The board of directors has approved the use of this performance measure in determining incentive compensation to be earned during 1997, subject to shareholder approval of the amendment.

     The board of directors has approved this amendment. The amendment is subject to the approval by the holders of a majority of the shares of TNPE common stock present and entitled to vote at the Annual Meeting.

     The following is a summary of the principal features of the Incentive Plan, together with the applicable tax implications, which will be in effect if the amendment is approved by the shareholders. The summary, however, is not a complete description of all provisions of the Incentive Plan. Any shareholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at TNPE's principal offices in Fort Worth, Texas.

Description of the Plan

     The purpose of the Incentive Plan is to promote TNPE's success and enhance its value by linking participants' personal interests to those of TNPE's shareholders and providing them with an incentive for outstanding performance. It is designed to provide TNPE with flexibility to design compensation packages that attract, motivate and retain individuals on whose judgment, interest and special effort TNPE depends for success and to encourage them to devote their best efforts to TNPE's business and financial success. All employees of TNPE and its subsidiaries (the "Company") are eligible to participate in the Incentive Plan. Awards are currently being made only to executive officers and certain key employees.

Administration

     The Compensation Committee of the board of directors (the "Compensation Committee") administers the Incentive Plan. The Compensation Committee may:

          *  establish and change rules for administering the Incentive Plan;
          *  designate participants to whom awards will be made;
             determine  award  sizes,  types,  terms,  conditions,  and methods  of  payment,  whether  dividend equivalents  will be included with awards, and participant rights upon termination of employment (Under the Incentive Plan, "dividend equivalents" are contingent rights to dividends declared on securities underlying Incentive Plan awards);
          *  establish   performance   goals  to  be  achieved  for  a
             participant   to  earn  and  receive  any performance-based awards
             under the Incentive Plan; and
          * amend terms of outstanding awards subject to certain limitations. The Compensation Committee may also permit or require participants to defer cash and stock award payouts.

Compensation Committee decisions made pursuant to the Incentive Plan, and all related orders of the full board, are final and binding on all interested persons. The Compensation Committee cannot replace outstanding awards that it has canceled with substitute awards.

Awards

     The Incentive Plan provides for several types of stock and stock-based incentive awards.

     Performance Shares and Units. The Compensation Committee may award performance shares or units. The value of each performance share or unit must equal the fair market value of one share of TNPE common stock on the grant date. The Compensation Committee establishes performance goals, based on the performance measures described below. The amount that a participant can earn may vary depending on the achievement of the applicable performance goals and the number of shares or units comprising the award. The period during which performance goals may be achieved must always exceed six months.

     Payout of dividend equivalents will depend on the extent to which the underlying performance shares or units are earned. Dividends declared on earned performance shares or units that have not been distributed will be subject to transfer and other restrictions like those applicable to dividends and distributions declared on restricted stock.

     All shares issued and award opportunities awarded under the Incentive Plan since its inception have been performance shares or units.

     Stock Options. The Compensation Committee may grant incentive stock options, nonqualified stock options, or any combination of these. The terms and conditions of individual option agreements may vary, provided that the option price cannot be less than the fair market value of one share of TNPE common stock on the grant date, and the term of each option can be up to ten years from the grant date. Dividend equivalents are not permitted on incentive stock options. Cashless option exercises under Federal Reserve Board Regulation T generally may be permitted. No stock options have been awarded under the Incentive Plan.

     Restricted Stock. The Compensation Committee may grant shares of restricted stock to eligible employees in amounts that it determines, and subject to transfer and such other restrictions that it may impose. During the restriction period, participants may exercise all voting rights of and may be credited with all dividends and distributions declared on their restricted stock; dividends and distributions, other than cash dividends, are subject to the same restrictions as the underlying restricted stock. To date, no restricted stock awards have been made.

     Other Stock-Based Awards. Other stock-based awards may be granted under the Incentive Plan as the Compensation Committee may determine.

Shares Subject to Awards

     The Incentive Plan originally authorized up to 300,000 shares of TNPE common stock for awards under the Incentive Plan, of which 285,339 shares remain. Up to 100,000 of these shares may be issued as awards of restricted stock.

Performance Measures

     Performance goals to be achieved for a participant to earn and receive payment of any performance-based award will be selected from the following:

     * Earnings per share;
     * Measurements of cost control effectiveness such as the ratio of operations and maintenance costs to kilowatt hour sales;
     * Measurements of community involvement and customer satisfaction;
     * Measurements of anticipation and resolution of environmental issues;
     * Measurements of reliability such as the equivalent forced outage rate, minutes of outage per customer served, and number of customers interrupted per customer served;
     * Measurements of employee safety;
     * Measurements of long-term rate competitiveness;
     * Total shareholder return compared to one or more groups as determined by the Compensation Committee; and
     * Cash value added.

The Compensation Committee may establish a range of performance around any predetermined goal; the range may have corresponding adjustments to the performance payout within the range. However, awards held by TNPE's Chief Executive Officer and four other most highly compensated executive officers that are designed to qualify for tax deductibility under the performance-based exception to IRS Code Section 162(m) may not be adjusted upward.

     The general performance measures to be used for awards designed for the purpose and to the executives mentioned in the previous paragraph may not be changed without shareholder approval unless future tax or securities laws permit otherwise.

Change in Control

     If a change in control occurs, then all outstanding options will become exercisable immediately. With respect to awards made at least six months previously, restrictions imposed on shares will lapse and performance goals for restricted stock, performance shares and units and other stock-based awards will be deemed to have been achieved at the target level as of the effective date of the change in control. The Compensation Committee may make other appropriate changes to outstanding awards before the change in control is effective. Events constituting a "change in control" are defined in the employee severance
contracts   described  in   "Compensation   of   Executive   Officers--Severance
Agreements."

Effective Period of Incentive Plan

     The Incentive Plan became effective January 1, 1995, and will remain in effect until all shares of TNPE common stock reserved for awards have been awarded or until the board of directors terminates this plan. In any case, no awards may be made under this plan after December 31, 2004. Termination of the Incentive Plan will not affect participant rights under awards made prior to termination.

Transferability of Incentive Plan Awards and Underlying Stock

     In general, unearned and unvested Incentive Plan awards are not transferable, other than by will or the laws of descent and distribution.
Certificates representing awards or stock underlying awards will bear appropriate legends referring to applicable restrictions on earning, vesting and transfer.

     TNPE has registered its issuance of all stock reserved for Incentive Plan awards under applicable federal and state securities laws; such registration generally would make awarded stock that was free from earnout, vesting and transfer restrictions freely tradable on the open market. Under award agreements currently in use, however, long-term incentive stock awards generally cannot be transferred and are subject to forfeiture for three years after the stock is granted, except in certain limited circumstances. After the three-year restrictive period, officers of TNPE and its subsidiaries generally will be able to sell TNPE common stock only (i) in accordance with the provisions of Securities and Exchange Commission Rule 144, (ii) pursuant to an effective registration statement or (iii) in transactions that are exempt from registration under applicable securities laws. Because the stock will not be transferable for three years, TNPE does not intend to register participant resales of the stock under applicable securities laws.

     The award agreements currently in use also restrict the transfer of stock issued as short-term incentive stock awards for two years after the award is earned, and a participant may not sell or otherwise transfer the stock until the end of the two-year period. After the end of the two-year period, award recipients who are not officers of TNPE or its subsidiaries may resell their stock without further securities law registration and the stock would be freely tradable on the open market, if the awarded stock is otherwise free from earnout, vesting and transfer restrictions. Sales of TNPE stock by officers will remain subject to the restrictions under Rule 144 described in the preceding paragraph for as long as they are officers, substantial shareholders or directors of TNPE and its subsidiaries. Because the stock will not be transferable for two years, TNPE does not intend to register participant resales of the stock under the securities laws.

     Future award agreements may restrict the transfer of stock issued as short- or long-term incentive stock awards for periods shorter than the award agreements currently in use. Rule 144 restrictions will apply to stock awarded pursuant to such agreements, if the agreements restrict the transfer of awarded stock for less than two years after the award is earned. After two years, recipients other than officers, directors or substantial stockholders of TNPE and its subsidiaries may sell their stock without restriction in the open market pursuant to paragraph (k) of Rule 144.

     The Company has adopted an insider trading policy applicable to all employees that places additional restrictions on all employee stock sales. In addition, all employee sales are subject to securities law prohibitions on insider trading prohibitions.

Indemnification of Directors and Compensation Committee Members

     The Incentive Plan requires TNPE to hold harmless and indemnify board and Compensation Committee members against losses, costs, liabilities, expenses, TNPE-approved settlements, and judgments that they may incur in connection with claims or proceedings involving actions or failures to act under the Incentive Plan. These protections are (i) conditioned upon affected board or committee members providing TNPE the opportunity to handle and defend the claim or proceeding before doing so themselves and (ii) in addition to any other available indemnification rights.

Certain Federal Income Tax Consequences

     The tax consequences of performance shares, restricted stock awards and stock options are quite complex. The following description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.

Performance Shares and Units

     The grant of performance shares or units generally does not result in income tax consequences for the participant or TNPE. Upon receiving cash, shares, or other property at the end of a performance period, the participant generally will recognize ordinary income equal to the fair market value of the asset received. TNPE generally will be entitled to a deduction in the same amount and at the same time that income is recognized by the participant.


Restricted Stock

     A recipient of a restricted stock award generally will recognize ordinary income when the award is made, in an amount equal to the shares' fair market value on the award date, less any payment he or she has made for the shares. TNPE will be entitled to a deduction equal to the income amount recognized by the participant when the participant recognizes income, subject to the requirements of Section 162(m) (as discussed further below) of the Internal Revenue Code of 1986, as amended (the "Tax Code"). The participant will treat any dividends received as dividend income in the year of payment; such dividend will not be deductible by TNPE. If a participant subsequently forfeits the restricted stock, then he or she will be entitled to treat any amount paid for the stock as a short- or long-term capital loss, depending on his or her holding period. TNPE must then recognize as ordinary income the amount of its original deduction with respect to the stock.

Stock Options

     Incentive Stock Options. There will be no federal income tax consequences to either TNPE or a participant upon the grant or exercise of an incentive stock option (other than the possible application of alternative minimum tax). Any disposition of shares acquired upon exercising the option will constitute long-term capital gain to the participant if the participant holds the shares for the later of (1) two years from the grant option date or (2) one year from the option exercise date. The entire gain on sales made under these conditions generally will receive long-term capital gain treatment. Under the Tax Code, the maximum tax rate imposed on capital gains is currently 28%. Otherwise, the difference between the option price and the stock's fair market value when exercised will be taxed as ordinary income in the year of disposition. Under the Tax Code, ordinary income is taxed at four rates depending upon a taxpayer's income level: 15%, 28%, 31% or 36%. In addition, a 10% surtax applies to certain high-income taxpayers. The surtax is computed by applying a 39.6% rate to taxable income over $256,500 for all individuals except those married filing separately and $128,000 for all individuals married filing separately. TNPE will receive a deduction equal to the ordinary income that the participant recognizes. Any additional gain generally will be taxed as capital gains with no tax implications to TNPE. Incentive stock options having no more than $100,000 aggregate fair market value (determined as of each option's grant date) may become exercisable for the first time in any one year. Amounts exceeding $100,000 generally will be treated as nonqualified options.

     Nonqualified Stock Options. No federal income tax consequences will result to either TNPE or a participant upon a nonqualified stock option grant. A participant generally will recognize ordinary income upon exercising a nonqualified stock option to the extent that the fair market value of the shares acquired exceed their option price. TNPE will receive a corresponding deduction upon the participant's exercise of the option. Any gain realized upon a subsequent disposition of the shares will be treated either as a short- or long-term capital gain, depending on the participant's holding period.

         Section 162(m) of the Tax Code

     Tax Code Section 162(m) limits TNPE's income tax deduction for compensation paid to TNPE's Chief Executive Officer and the Company's four other most highly compensated executive officers in any taxable year to $1,000,000 per individual, subject to several exceptions. The Compensation Committee further intends for shareholder approval of the Incentive Plan and this amendment to qualify all amounts paid under the Incentive Plan for federal income tax deductibility under this exception.

     Awards to the executives mentioned in the previous paragraph that are designed to comply with the Section 162(m) performance-based compensation exception are subject to the following Incentive Plan maximum annual award amount limitations: (i) 75,000 options and stock appreciation rights; (ii) 25,000 shares of restricted stock; (iii) 30,000 performance shares and units;
(iv) $450,000 cash payout with respect to performance shares and units and other stock-based awards; and (v) 40,000 other stock-based award shares. While grants of options and performance shares and units can be structured to qualify for the performance-based compensation exception, restricted stock grants cannot. The Compensation Committee intends to grant Incentive Plan awards designed, in most cases, to qualify for the Section 162(m)(4)(C) performance-based compensation exception, unless it determines that noncomplying awards will best serve TNPE's interests with respect to a particular award or executive officer. The board anticipates that tax consequences resulting to TNPE and its subsidiaries from nonqualifying compensation, if any, will not be materially adverse. Termination of employment generally will not affect vesting of restricted stock awards if the restricted stock qualifies for tax deductibility under the performance-based exception.

Tax Withholding

     TNPE will deduct, withhold, or collect from a participant amounts necessary to satisfy applicable federal, state, and local tax requirements, as well as requirements of the Securities and Exchange Commission Rule 16b-3 employee benefit plan exemption from short-swing trading prohibitions.

1997 Estimated Benefits

     The following table sets forth the estimated dollar value and number of shares proposed to be awarded in 1997 under the short- and long-term components of the Incentive Plan. Information in the table is based on participant salary ranges on the award date and assumes: shareholder approval of the amendment to the Incentive Plan; achievement of all pre-established performance goals; one- to three-year performance periods; and no changes in the management employees who are expected to be designated for participation in the Incentive Plan. Actual awards earned can range from 0% to 150% of the designated award level. Information concerning the estimated dollar value of plan awards is based on a $25 price of one share of TNPE common stock on the NYSE.


                          TNPE EQUITY INCENTIVE PLAN(1)

                              Dollar Value             Number of Shares
        Name            Short-Term    Long-Term     Short-Term    Long-Term     Total Dollar     Total Number of Shares
                                                                                    Value

Kevern R. Joyce           $20,646       $132,132         826         5,285         $ 152,778              6,111
Jack V. Chambers           10,880         87,040         435         3,482            97,920              3,917
Manjit S. Cheema            9,802         78,414         392         3,137            88,216              3,529
Ralph S. Johnson            9,802         78,414         392         3,137            88,216              3,529
W. Douglas Hobbs            5,375         57,336         215         2,293            62,711              2,508
Executive Group (14
   Persons)                99,498        923,127       3,980        36,925         1,022,624             40,905
Nonexecutive Officer
   Employee Group
   (29 Persons)(2)         53,516        193,948       1,231         7,758           247,464              8,989

1)    All  information  included in the table is  estimated  and based on  achievement  of goal levels and excludes cash awards made under other employee incentive plans.
2)    Of the nonexecutive  officer employee group,  five are eligible to receive  long-term  incentive awards under the Incentive Plan for the 1997-1999 performance cycle.

     The board of directors recommends a vote FOR approval of the amendment to the Incentive Plan.

                            3. SELECTION OF AUDITORS

     The board of directors has appointed Arthur Andersen LLP, Certified Independent Public Accountants ("Andersen"), to serve as independent auditors for the current year, subject to shareholder approval. KPMG Peat Marwick LLP ("KPMG") served as the independent auditors for 1996. A representative of KPMG is expected to attend the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions.

     The  board  of  directors   recommends  a  vote  FOR  ratification  of  the
appointment of Arthur Andersen LLP, Certified Independent Public Accountants, as independent auditors for 1997.

Change of Certifying Accountants

     In August 1996, the Audit Committee of the Boards of Directors of TNPE and TNP instructed management to request proposals from four qualified firms of certified public accountants to perform independent audit services for TNPE, TNP and their subsidiaries (collectively, the "Company") beginning in 1997. Management had recommended to the Audit Committee that a solicitation for external auditing services be made as part of a proper qualitative analysis and review of existing services. The Company had never previously made a request for competitive proposals for external auditing services.

     On January 6, 1997, management advised KPMG that it had not recommended the reappointment of KPMG as the Company's independent accountants to the Audit Committee. On January 20, 1997, the Audit Committee interviewed two accounting firms. As a result of this process, it determined that it would recommend Andersen as the new independent accountants.

     On February 18, 1997, the Board of Directors of TNPE, upon recommendation by its Audit Committee, approved the engagement of Andersen as the Company's new independent accountants. Andersen will replace KPMG beginning with the audit for 1997. KPMG, which was notified of the Board's action on the same date, was dismissed as the independent accountant of the Company effective upon completion of the 1996 audit.

     KPMG's reports on the Company's consolidated financial statements for fiscal years 1996 and 1995 contained no adverse opinions or disclaimers of opinion, nor were such reports qualified as to uncertainty, audit scope or accounting principles. During such periods and through February 18, 1997, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to KPMG's satisfaction, would have caused it to make a reference in connection with its report to the subject matter of the disagreements, except for a disagreement that occurred in early February 1997 arising out of discussions at a senior level regarding when the Company should report the accounting effect of the tentative settlement reached January 30, 1997 of the litigation between TNP and Jackson National Life Insurance Company. The Audit Committees discussed the subject matter of the disagreement with KPMG. This issue was resolved to the satisfaction of KPMG.

     During discussions regarding this issue, the Company communicated to KPMG that two other accounting firms disagreed with KPMG's conclusions. On February 5, 1997, the Company informally discussed the potential effects of this settlement as a 1997 transaction with Andersen, in anticipation of their appointment as auditors of TNP for 1997, but relied upon the previous experience of a TNP staff member with regard to the expressed views of another accounting firm. The Company did not request from Andersen or any other accounting firm a formal opinion on KPMG's conclusions on the accounting of this transaction.

     During 1997, in connection with its audit of the Company's 1996 consolidated financial statements, KPMG informed the Company of a material weakness in the internal control structure of a newly-formed non-regulated subsidiary. Management has begun measures to correct such weakness.

     Except as described in the preceding paragraph, during 1995 and 1996 and through the date of this proxy statement, there were no other reportable events with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that were not resolved to the satisfaction of KPMG. As defined by Securities and Exchange Commission regulations, "reportable events," with respect to KPMG and the Company, would be: (1) KPMG advising the Company that internal controls necessary for the Company to develop reliable financial statements do not exist; (2) KPMG advising the Company that information has come to its attention that has led it to no longer be able to rely on management"s representations or that made it unwilling to be associated with the financial statements prepared by management; (3) (a) KPMG advising the Company of the need to expand significantly the scope of its audit, or that information had come to its attention that, if further investigated, may (i) materially impact the fairness of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering 1996, or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and (b) due to KPMG's dismissal, or for any other reason, KPMG did not so expand the scope of its audit or conduct such further investigation; and (4) KPMG advising the Company that information has come to its attention and that it has concluded that it materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the 1996 financial statements.

     TNPE and TNP have authorized KPMG to respond fully to inquiries of Andersen concerning the subject matter of the disagreement described herein.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of TNPE's common stock as of January 31, 1997, by (i) each director and nominee for director, (ii) the Chief Executive Officer and the four other most highly compensated executive officers, (iii) all directors and executive officers of TNPE and TNP as a group, and (iv) persons known to management to beneficially own more than 5% of TNPE's common stock. Except as noted below, each person included in the table has sole voting and investment power with respect to the shares that the person beneficially owns.


                                                              Amount and Nature                   Percent of
          Name of Beneficial Owner                          of Beneficial Ownership                 Class


               R. Denny Alexander                                    1,550                            *
               John A. Fanning                                       1,450                            *
               Sidney M. Gutierrez                                   1,098                            *
               J. R. Holland, Jr.                                      525                            *
               Kevern R. Joyce                                       7,492(1)                         *
               Harris L. Kempner, Jr.                                1,450(2)                         *
               Dwight R. Spurlock                                    2,109                            *
               Carol D. Surles                                         525                            *
               Dennis H. Withers                                     1,550                            *
               Jack V. Chambers                                     20,462(3)                         *
               Manjit S. Cheema                                      6,096(4)                         *
               Ralph S. Johnson                                      5,547(5)                         *
               W. Douglas Hobbs                                      2,010(6)                         *
               All directors and officers
                 as a group (22 persons)                            83,500(7)                         *

               NationsBank of Georgia, N.A.(8)                   1,392,092                          10.7%
               First Union Corporation(9)                          877,750                          6.8%
               Putnam Investments, Inc.(10)                        716,500                          5.5%

________________________

*    Less than 1%.

(1)  Includes 3,282 shares held in Mr. Joyce's Thrift Plan account.

(2) Includes 200 shares that Mr. Kempner's wife owns, beneficial ownership of which Mr. Kempner disclaims.

(3)  Includes 19,514 shares held in Mr. Chambers' Thrift Plan account.

(4) Includes 1,677 shares held in Mr. Cheema's Thrift Plan account. Also includes 199 shares that Mr. Cheema's wife owns directly and 1,298 shares held in his wife's Thrift Plan account, beneficial ownership of which he disclaims.

(5)  Includes 3,844 shares held in Mr. Johnson's Thrift Plan account.

(6)  Includes 1,155 shares held in Mr. Hobbs' Thrift Plan account.

(7) Includes 63,166 shares held in Thrift Plan accounts of executive officers and Mrs. Cheema.

(8) The address of NationsBank of Georgia N.A. (the "Trustee") is 715 Peachtree Street, Atlanta, Georgia 30308. The Trustee holds all Thrift Plan shares included in the table as trustee of the Thrift Plan.

(9) The address of First Union Corporation is One First Union Center, Charlotte, North Carolina 28288-0137. First Union Corporation has sole voting power with respect to 820,900 shares, shared voting power with respect to the remaining 55,530 shares, sole dispositive power with respect to 821,400 shares and shared dispositive power with respect to 56,530 shares. First Union Corporation is the parent holding company of Evergreen Asset Management Group and Lieber and Company, both of which are investment advisers registered under the Investment Advisers Act of 1940. The subsidiary investment advisers actually acquired the shares of TNPE common stock included in the table of which First Union Corporation is deemed to have beneficial ownership. The information included in the table and this note is derived from First Union Corporation's amended report on Schedule 13G dated February 3, 1997, filed with the Securities and Exchange Commission. The report did not disclose the subsidiaries' addresses or voting and dispositive power over the common stock that it covered.

(10) The address of Putnam Investments, Inc. ("PI") is One Post Office Square, Boston, Massachusetts 10036. PI is the parent holding company of Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"), both of which are investment advisers registered under the Investment Advisers Act of 1940, and both of whose addresses are One Post Office Square, Boston, Massachusetts 10036. Neither PI, PIM nor PAC have any voting or sole dispositive power over the shares included in the table. PI has shared dispositive power over all the shares. PIM has shared dispositive power with respect to 712,500 shares, and PAC has shared dispositive power with respect to 4,000 shares. Each holds their respective shares on behalf of their investment advisory clients. The parent holding company of PI is Marsh & McLennan Companies, Inc., the address of which is 1166 Avenue of the Americas, New York, New York 10036. The information included in the table and this note is derived from a joint report on
     Schedule 13G dated January 27, 1997, filed with the Securities and Exchange Commission.



                                  OTHER MATTERS

     Copies of TNPE and TNP's Annual Report on Form 10-K are available to shareholders. Requests should be addressed to TNP Enterprises, Inc., Investor Relations, 4100 International Plaza, Fort Worth, Texas 76109.

     Any proposal by a shareholder for presentation at the next Annual meeting must be received at TNPE's executive offices not later than November 26, 1997. The notice must provide the exact wording and purpose of the proposal, describe the proposing shareholder's reasons for supporting the proposal, provide the shareholder's name, address, number of the shares of TNPE stock that the shareholder owns beneficially and of record, the date on which the shareholder acquired such stock, and disclose any material interest that the shareholder has in the subject of the proposal. Shareholder proposals must also satisfy applicable requirements of Regulation 14A under the Securities Exchange Act of 1934.

                                                       Kevern R. Joyce,
                                                       President
Fort Worth, Texas
March 25, 1997

                                    APPENDIX


                       1996 ANNUAL REPORT TO SHAREHOLDERS

                      TNP ENTERPRISES INC. AND SUBSIDIARIES
                 TEXAS NEW-MEXICO POWER COMPANY AND SUBSIDIARIES

Annual Report For the Fiscal Year Ended December 31, 1996


                                TABLE OF CONTENTS


Glossary of Terms......................................................... A-2

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS....................................... A-3
Competitive Conditions.................................................... A-3
Results of Operations..................................................... A-4
Liquidity and Capital Resources........................................... A-7
Other Matters............................................................. A-8

INDEPENDENT AUDITORS' REPORTS
     TNP Enterprises, Inc. and Subsidiaries............................... A-9
     Texas-New Mexico Power Company and Subsidiaries...................... A-10

TNP ENTERPRISES, INC. AND SUBSIDIARIES
     Consolidated Statements of Income (Loss),
     Three Years Ended December 31, 1996.................................. A-11
     Consolidated Statements of Cash Flows,
     Three Years Ended December 31, 1996.................................. A-12
     Consolidated Balance Sheets, December 31, 1996 and 1995.............. A-13
     Consolidated Statements of Capitalization,
     December 31, 1996 and 1995........................................... A-14
     Consolidated Statements of Common Shareholders' Equity,
     Three Years Ended December 31, 1996.................................. A-15

TEXAS-NEW MEXICO POWER COMPANY AND SUBSIDIARIES
     Consolidated Statements of Income (Loss),
     Three Years Ended December 31, 1996.................................. A-16
     Consolidated Statements of Cash Flows,
     Three Years Ended December 31,1996................................... A-17
     Consolidated Balance Sheets, December 31, 1996 and 1995.............. A-18
     Consolidated Statements of Capitalization,
     December 31, 1996, and 1995.......................................... A-19
     Consolidated Statements of Common Shareholder's Equity,
     Three Years Ended December 31, 1996.................................. A-20


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS................................ A-21
SELECTED QUARTERLY CONSOLIDATED FINANCIAL DATA - TNPE..................... A-32

                      TNP ENTERPRISES INC. AND SUBSIDIARIES
                 TEXAS NEW-MEXICO POWER COMPANY AND SUBSIDIARIES


                                Glossary of Terms

     As used in this combined report, the following abbreviations, acronyms, or capitalized terms have the meanings set forth below:

Abbreviation, Acronym,
or Capitalized Term                    Meaning

AFUDC ................Allowance for borrowed funds used during construction
Bond Indenture .......Document pursuant to which FMBs are issued
EPS...................Earnings (loss) per share of common stock
Facility Works........Facility Works, Inc., a wholly owned subsidiary of TNPE, formerly known as Community Public Service Company
FERC..................Federal Energy Regulatory Commission
FMB(s)................One or more First Mortgage Bonds issued by TNP
GWH...................Gigawatt-Hours
IRS...................Internal Revenue Service
ITC...................Investment Tax Credits
KWH...................Kilowatt-Hours
MW....................Megawatts
MWH...................Megawatt-Hours
NMPUC.................New Mexico Public Utility Commission
PPM...................PPM America, Inc.
PUCT..................Public Utility Commission of Texas
SPS...................Southwestern Public Service Company
SFAS..................Statement of Financial Accounting Standards
TGC...................Texas Generating Company, a wholly owned subsidiary of TNP
TGC II................Texas Generating Company II, a wholly owned subsidiary of
                      TNP
TNP One...............A two-unit, lignite-fueled, circulating fluidized-bed generating plant located in Robertson County, Texas
TNP...................Texas-New Mexico Power Company, a wholly owned subsidiary of TNPE
TNPE..................TNP Enterprises, Inc.
TU....................Texas Utilities Electric Company
Unit 1................The first completed electric generating unit of TNP One
Unit 2................The second completed electric generating unit of TNP One



Statement Regarding Forward Looking Information

     The discussions in this document that are not historical facts, including, but not limited to, statements regarding TNPE and TNP's business strategy, projected sources and uses of cash, and projected operations, are based upon current expectations. Actual results may differ materially. Among the facts that could cause the results to differ materially are the following: changes in regulations; results of regulatory proceedings; future acquisitions or strategic partnerships; general business and economic conditions; and other factors described from time to time in TNPE and TNP's reports filed with the Securities and Exchange Commission. TNPE and TNP wish to caution readers not to place undue reliance on any such forward-looking statements, which are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

           SIGNIFICANT EVENTS AND KNOWN TRENDS AFFECTING TNPE AND TNP

Competitive Conditions

     The electric utility industry continues its transition toward an environment of increased competition. Pressures that underlie the movement toward increasing competition are numerous and complex. They include legislative and regulatory changes, technological advances, consumer demands, greater availability of natural gas, environmental needs, and other factors. The increasingly competitive environment presents opportunities to compete for new customers, as well as the risk of loss of existing customers.

   Community ChoiceSM

     In May 1996, in order to meet the issue of competition head on, TNP filed an application with the PUCT requesting approval of a program known as Community Choice that would apply to electric services provided by TNP in Texas. On June 21, 1996, TNP filed an application with the NMPUC requesting approval of a similar Community Choice program that would apply to electric service provided by TNP in New Mexico. Community Choice is a transition plan designed to address the opportunities and challenges presented by the increasingly deregulated and competitive environment of the electric services industry.

     As proposed by TNP, Community Choice provided for transition periods of four years in New Mexico and five years in Texas. Community Choice proposed that, during the transition periods, TNP's rates for electric service in New Mexico and Texas would be structured to provide TNP a reasonable opportunity to reduce its so-called potential "stranded costs." "Stranded costs" means the difference between what it currently costs TNP to provide service and what a customer would be willing to pay for such service in a competitive market. In Texas, TNP's potential stranded cost relates to TNP One, its 300 MW generating unit, and could potentially be more than $250 million. In New Mexico, TNP's potential stranded cost relates to its purchased power contracts and could potentially be more than $10 million. At the end of the transition periods, TNP would aggregate, or combine, its customers at the community level and permit these aggregated electrical loads to choose the types and nature of electric services that will be available to individual customers within each aggregated load.

     In November 1996, TNP withdrew its Community Choice filing in Texas. Prior to the withdrawal TNP had attempted to work through the numerous issues with various intervenors. The withdrawal was due to a lack of consensus on key issues, including the issue of stranded costs.

     In late February 1997, TNP proposed a new plan for transition to competition to the communities within TNP's service territory in Texas. The new plan includes a five-year transition period and the opportunity to reduce potential stranded costs. The new plan also includes options providing various levels of access to the open market, which TNP customers will be able to select from at the end of the transition period. Due to the numerous issues involved, TNP can provide no assurance as to the timing or outcome of the new transition to competition plan in Texas. As discussed below, certain gulf coast cities and TNP agreed to delay a rate review filing until July 1, 1997, in order to reopen negotiations on the new transition to competition plan.

     On February 4, 1997, TNP filed a stipulation with the NMPUC adjusting several of the components of the original Community Choice proposal. The stipulation has the support of the major stakeholders. The revised plan gives TNP customers the right to choose their energy provider after a three-year transition period, freezes rates (including fuel and purchased power) for a three-year period, and allows for customer aggregation based on market forces. Hearings were held in late February 1997. Approval by the NMPUC is the final step. TNP believes the plan will allow it to recover most if not all of its potential stranded costs in New Mexico, however, the actual recovery of any stranded costs will depend on the future market and price for energy through 2002.

   Impact of Competition on TNP

     The most significant effect of competition on TNP, as well as other utilities, will be the ability to recover potential stranded costs, as well as to retain and attract new customers. The inability to recover a significant portion of stranded costs would adversely impact TNPE's and TNP's financial condition. TNP will continue to seek solutions to the recovery of its potential stranded costs. Although the final resolution and magnitude of the issue is uncertain, management realizes it is possible that shareholders may share the financial burden of stranded costs with customers.

     Assuming satisfactory resolution of the stranded costs issue, TNP believes that current competitive developments on the wholesale market ultimately will benefit TNP and its customers. Because TNP purchases much of its power, TNP can take advantage of the lower transmission prices, additional market flexibility, and new options in obtaining purchased power. TNP's competitive position has been strengthened with the PUCT open access to transmission rule. TNP currently has no significant wholesale power sales but expects to position itself to take advantage of opportunities to serve additional wholesale customers as they arise. Management believes TNP's revenue growth opportunities are in an increased customer base and new services.

     TNP believes its market niche is in smaller to medium sized communities. Only two of the 85 communities in TNP's service area have populations in excess of 50,000.

   Control Area

     TNP implemented a control area in Texas which became operational on July 31, 1996. The control area is an electrical system which enables TNP to instantaneously balance its system resources with loads. TNP had previously contracted with another utility for these services. It also permits TNP to replace standby power for TNP One with the purchase of planning reserves. Implementation of the control area is estimated to result in additional base revenues and cost savings of approximately $10 million annually.

   Texas Transmission Access Filing

     During 1996 the PUCT passed a wholesale transmission access rule which establishes a regional method of transmission pricing, terms, and conditions. The purpose is to increase competition in wholesale energy sales within Texas and establish an Independent System Operator for the Electric Reliability Council of Texas ("ERCOT") transmission system. The PUCT will set the transmission pricing rules for the ERCOT region. TNP believes it should benefit from the new rules as competition should increase in the wholesale power market and result in reduced purchased power and wheeling costs. The new transmission fee structure is scheduled to start in early 1997. However, several Texas utilities have petitioned the PUCT to revise the new transmission rules.

   Unregulated Operations

     TNPE also plans to meet the effects of competition on the traditional utility business by expanding earnings through unregulated operations. In early 1996, TNPE formed Facility Works, a wholly owned subsidiary, to provide energy and utility related facility services to commercial and institutional customers in primarily nonmetropolitan areas. TNPE is also evaluating unregulated investment and joint venture opportunities in additional energy-related businesses, but has not entered into any agreements related to such activities.

Results of Operations

   Overall Results

     Income applicable to common stock was $22.9 million for 1996, compared to $40.9 million in 1995. Results for 1996 included a $3.1 million loss associated with the start-up operations of Facility Works, and a $1.3 million after tax reserve for the tentative settlement of litigation associated with the Series T FMB retirement in 1995. Results for 1995 included a number of one-time items consisting of the cumulative effect of the change in accounting for unbilled revenues of $8.4 million, a gain on sale of the Texas Panhandle properties of $9.5 million, and recognition of deferred revenues related to a favorable IRS private letter ruling of $3.0 million. Excluding the one-time items, 1996 earnings were $27.3 million, and 1995 earnings were $19.9 million.

     One-time items, net of taxes, in 1994 consisted of the recognition of regulatory disallowances of $20.5 million and reorganization costs of $5.7 million. Additional information concerning these one-time items is set forth in Notes 2, 3, 4, 5, and 6.

     The following table sets forth results of operations for 1996, 1995, and 1994 and the impact of one-time items:

                                                           1996                    1995                    1994
                                                    _________________        _________________        ________________
                                                    Amount        EPS        Amount        EPS        Amount       EPS
                                                    ______        ___        ______        ___        ______       ___
                                                                    (In thousands except per share amounts)
Income applicable to common
    stock before one-time items.................   $27,283    $  2.36       $19,908      $ 1.83     $  7,997     $ 0.74
One-time items, net of income taxes:
    Start up costs of Facility Works............    (3,097)     (0.27)            -           -            -          -
    Reserve for Series T litigation settlement..    (1,300)     (0.11)            -           -            -          -
    Cumulative effect of change in accounting...         -          -         8,445        0.77            -          -
    Gain on sale of Texas Panhandle properties..         -          -         9,479        0.87            -          -
    Recognition of deferred revenues............         -          -         3,018        0.28            -          -
    Reorganization costs........................         -          -             -           -       (5,723)     (0.53)
    Regulatory disallowances....................         -          -             -           -      (20,505)     (1.91)
      Total one-time items, net.................    (4,397)     (0.38)       20,942        1.92      (26,228)     (2.44)

Income (loss) applicable
    to common stock.............................   $22,886    $  1.98       $40,850      $ 3.75     $(18,231)    $(1.70)

     The operations of TNP currently represent most of TNPE's operations. The following discussion focuses on TNP's operations, except where stated otherwise.

   Operating Revenues

     The following table summarizes the components of operating revenues (in thousands).

                                                                                          Increase (Decrease)
                                                                                          ___________________
                                                 1996         1995         1994        '96 v. '95   '95 v. '94
                                             __________   _________    __________      __________   __________
Operating revenues                           $  502,737   $ 485,823    $  477,989      $  16,914    $    7,834
 Effect of recognizing deferred
 revenue from private letter ruling                   -      (4,128)            -          4,128        (4,128)
                                             __________   _________    __________      __________   __________
     Subtotal                                   502,737     481,695       477,989         21,042         3,706


Pass-through items                              244,889     228,903       243,513         15,986       (14,610)
                                             __________   _________    __________      __________   __________

Base revenues                                $  257,848   $ 252,792    $  234,476      $   5,056    $   18,316
                                             ==========   =========    ==========      ==========   ==========

     Pass-through items are the portion of operating revenues that recover from customers the costs of purchased power, fuel, and standby power. These items affect customer rates but do not affect operating income. Annual variances are discussed under "Results of Operations--Operating Expenses."

     The base revenue increase of $5.1 million during 1996 was attributable to increased residential, commercial, and economy rate industrial sales, and additional base revenues provided by the control area. The overall increase, was partially offset by a reduction in firm rate industrial sales and lower margins on the industrial economy rate sales.

     Excluding the effects of one-time items, 1995 base revenues exceeded 1994 base revenues by $18.3 million. The increase is primarily due to rate increases in both Texas ($17.5 million annualized) and New Mexico ($0.4 million annualized) resulting from settlement agreements in October and May of 1994, respectively. Increased sales also contributed to the base revenue increase. Sales of 6,641 GWH in 1995 represented a 2.6% improvement over prior year sales and contributed $5.1 million to the increase in 1995 base revenues.

     The components of GWH sales for 1996 and 1995 are summarized in the following table:


                             1996         1995     Variance        %
                           ________      _______   _________    ________
    Residential             2,230         2,142          88        4.1
    Commercial              1,726         1,681          45        2.7
    Industrial:
     Firm                   1,295         1,440        (145)     (10.1)
     Economy                2,503         1,264       1,239       98.0
    Other                     108           114          (6)      (5.3)

      Total GWH sales       7,862         6,641       1,221       18.4


     Sales to residential and commercial customers increased during 1996 due to warmer than usual weather during the second quarter of 1996, in addition to colder than usual weather in Texas during the first quarter. The increase in GWH sales resulted primarily from increased industrial economy sales. During 1996, TNP entered into new sales agreements with two cogeneration customers. The new economy rate sales are at significantly lower margins than traditional firm rate industrial sales.

     Pursuant to a rate case settlement approved by the PUCT in October 1994, TNP may not increase its base rates in Texas prior to March 1999 except in certain extraordinary circumstances. Additional information about the settlement is set forth in Note 2. In December 1996, certain cities in the Texas gulf coast area served by TNP passed resolutions requiring TNP to file complete rate information with those cities. In February 1997, those cities have agreed to reopen negotiations on a new transition to competition proposal and have deferred the required rate filing until July 1, 1997. If negotiations on the new transition to competition proposal are not successful and the rate filings are made, TNP anticipates a final resolution of the rate review with the cities in late 1997. Based on its preliminary analysis, TNP believes the filing will support the reasonableness of TNP's current rates.

     TNP is actively negotiating with a significant industrial customer in Texas that provided sales of 628 GWH and annual revenues of $27.8 million in 1996 ($9.9 million in base revenues). This customer will replace the power previously provided by TNP with a cogeneration plant, which is expected to commence operations in 1998. TNP is negotiating with the customer to continue providing transmission, distribution and other services. Even if TNP is successful in these negotiations, base revenues from this customer are expected to be significantly less.

     In October 1996, a large industrial customer in New Mexico gave TNP notice to reduce their power supply requirements under its current contract by 25 MW's effective December 1998, and to terminate the contract effective December 1999. TNP believes the customer is positioning itself for access to a competitive power supply market. Due to the potential effects that the recently approved Community Choice plan in New Mexico may have on which power supplier this customer may ultimately choose, TNP is unable to determine the impact of this notice at this time.

   Operating Expenses

     Operating expenses for 1996 were $19.6 million higher than in 1995, due primarily to higher pass-through expenses, property taxes and franchise taxes.

     Operating expenses for 1995 were $2.0 million lower than in 1994, excluding the $8.8 million reorganization costs in 1994. The decrease is primarily due to lower pass-through expenses of $14.6 million and labor/benefits expenses of $1.0 million offset by increased income tax expense of $13.6 million.

   Pass-Through Expenses

     The following table summarizes the components of pass-through expenses (in thousands).


                                                                        Increase (Decrease)
                                                                     ________________________
                                  1996         1995         1994      '96 v. '95   '95 v. '94
                              __________   _________    __________   ___________  ___________
Pass-through expenses:
   Purchased power            $  196,481   $ 178,465    $  194,595   $   18,016   $  (16,130)
   Fuel                           45,300      44,828        43,024          472        1,804
   Standby power                   3,108       5,610         5,894       (2,502)        (284)
     Total                    $  244,889   $ 228,903    $  243,513   $   15,986   $  (14,610)


     Purchased Power. During 1996, purchased power expense increased by $18 million due to the substantial increase in the number of MWH's purchased. The additional purchases were made to meet increased sales requirements, primarily for two new economy rate industrial customers.

     Purchased power decreased $16.1 million in 1995. Purchases for Texas service areas were shifted to lower cost suppliers for 1995 supplemental summer peaking capacity. This arrangement became effective May 1, 1995, and resulted in annualized cost savings of $7.0 million. During 1995, TNP actively intervened in a Texas rate case of a major supplier and is benefiting with annualized cost savings of $10.5 million. Purchases for New Mexico service areas were also shifted to lower cost suppliers beginning mid 1994 and continuing in 1995. TNP's customers directly benefit from these cost reductions as these expenses are recovered through adjustment clauses.

     Purchased power costs represent TNP's largest operating expense. Based on current contracts, TU continues as TNP's largest supplier of purchased power in Texas and is TNP's highest price supplier. As described in Note 12, TNP has notified TU of its intent to cease purchasing full requirements power and energy effective January 1, 1999. TNP has requested proposals for purchased power resources to replace most of the power currently provided by TU.

     Fuel. Fuel expense in 1996 and 1995 increased $.5 million and $1.8 million, excluding amounts of nonpass-through fuel expenditures, respectively, as compared to the corresponding prior years. Fuel expense is directly related to an increased fixed fuel recovery factor approved by the PUCT in connection with the 1994 Texas rate case settlement. The majority of TNP's fuel expense is recovered in revenues and any difference from actual costs is deferred until a new factor is established. TNP expects to file a reconciliation of fuel costs in June 1997, for the period of October 1993 through December 1996. Management believes the ultimate outcome of this fuel reconciliation will not have a material adverse effect on TNP's or TNPE's consolidated financial position or results of operations. The under-recovered fuel amount at December 31, 1996, was $4.4 million. TNP currently estimates that the current fixed fuel factor should enable the recovery of under-recovered fuel costs during 1997.

   Other Operating Expenses

     Other operating expense was $2.0 million higher in 1996 than in 1995. The increase is due to higher payroll and payroll related items, incentive compensation and the reserve associated with the tentative settlement of Series T FMB litigation. These increases were offset in part by reduced standby power costs resulting from the implementation of the control area in July 1996, as discussed above.

     Other operating expense was $1.0 million lower in 1995 than in 1994. Payroll and payroll related items decreased $7.2 million, primarily as a result of the 1994 reorganization. Offsetting these savings were the costs of employee incentive compensation plans adopted in 1995, increases in customer collection costs, outsourcing, outside services, wage and salary increases, and other administrative expenses.

   Interest Charges

     During 1996 interest charges decreased $4.6 million due to the reduction in the amount of debt and lower interest rates on the credit facilities. During
1996 TNP retired $91.7 million of FMBs and reduced the average amount outstanding under the credit facilities. Partially offsetting the reductions discussed above was interest charges of $1.3 million payable to the IRS associated with the resolution of outstanding tax audits for the years 1990 through 1994.

     A $1.3 million decrease in 1995 interest charges, compared to 1994 resulted from reduced long-term debt levels and decreased interest rates associated with the 1995 Credit Facility. Contributing to reduced debt levels were the retirement of $29.2 million of Series T FMBs in October 1995 with proceeds from the sale of the Texas panhandle properties and lower average borrowings under TNP's credit facility. Increased cash flow during 1995 enabled TNP to reduce its average borrowings under its credit facility.

     Interest charges are expected to continue to decrease during 1997 due to reduced levels of overall long-term debt, the refinancing of high cost long-term debt with borrowings under the credit facilities, and reduced interest rate margins on the credit facilities.


Liquidity and Capital Resources

   Sources of Liquidity

     The main sources of liquidity for TNPE are cash flow from operations, borrowings from credit facilities and sale of additional common stock.

     TNPE's cash flow from operations totaled $65.2 million, $88.4 million and $44.3 million in 1996, 1995, and 1994. Cash flow from operations continues to be strong, however it decreased in 1996 due to increased income tax payments. Cash flow from operations had increased in 1995 due to increased base revenues. TNP's cash flow from operations mirrored that of TNPE.

     As discussed in Note 9, TNP entered into a new credit facility in 1996 to supplement the existing credit facility. As of December 31, 1996, the unused commitment under the credit facilities was $195 million. In January 1997 TNP used borrowings from the credit facilities to retire the $100.8 million of outstanding Series T FMBs, which reduced the available borrowings under the credit facilities to $90.5 million.

     TNPE has reserved 1 million shares of common stock for issuance through a new direct stock purchase plan beginning in 1997. The plan is designed to provide investors with a convenient method to purchase shares of TNPE's common stock directly from the company and to reinvest cash dividends. The plan has replaced TNPE's prior dividend reinvestment plan.

   Capital Resources

     TNPE's and TNP's capital structure continued to improve during 1996, due to reduced debt levels and increased common equity. TNPE's common equity increased during 1996, due to an issuance of 2 million shares of common stock with proceeds of $47.2 million in October 1996, in addition to strong earnings for the year. Proceeds from TNPE's common stock issuance were transferred to TNP as an equity contribution. The equity portion of TNPE's capital structure increased from 26.1% at December 31, 1995, to 34.1% at December 31, 1996. Conversely, the long-term debt ratio decreased from 73.5% to 65.5% for the same period. TNP experienced similar results with its capital ratios.

     TNP's capital requirements through 2001 are projected to be as follows (amounts in millions):

                                                              1997       1998       1999      2000        2001
                                                            _______   ________    ________  _______    _______
     FMB and secured debenture maturities (see Note 9)      $    .1   $     .1    $  130.1  $ 100.1    $    .1
     Capital expenditures                                      28.6       29.9        31.2     32.7       34.1
       Total capital requirements                           $  28.7   $   30.0    $  161.3  $ 132.8    $  34.2


     TNP believes that cash flow from operations and periodic borrowings under the credit facilities will be sufficient to meet working capital requirements and planned capital requirements through 1998.

Other Matters

     As a result of the Energy Policy Act of 1992 and actions of regulatory commissions, the electric utility industry is moving toward a combination of competition and modified regulatory environment. TNP's financial statements currently reflect assets and costs based on current cost-based ratemaking regulations in accordance with SFAS 71, Accounting for the Effects of Certain Types of Regulation. Continued applicability of SFAS 71 to TNP's financial statements requires that rates set by an independent regulator on a cost-of-service basis can actually be charged to and collected from customers.

     In the event that all or a portion of a utility's operations cease to meet those criteria for various reasons, including deregulation, a change in the method of regulation, or a change in the competitive environment for the utilities regulated service, the utility will have to discontinue SFAS 71 for that portion of operations. That discontinuation would be reported by the write-off of regulatory assets and liabilities.

     Management believes that, as of December 31, 1996, and for the foreseeable future, TNP's financial statements continue to follow SFAS 71.

                          Independent Auditors' Report




The Board of Directors and Shareholders
TNP Enterprises, Inc.:

We have audited the accompanying consolidated balance sheets and statements of capitalization of TNP Enterprises, Inc. and subsidiaries as of December 31, 1996 and 1995, and the related statements of income (loss), common shareholders' equity, and cash flows for each of the three - year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of TNP Enterprises, Inc. and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for operating revenues in 1995.



                                          KPMG Peat Marwick LLP


Fort Worth, Texas
January 30, 1997




                          Independent Auditors' Report




The Board of Directors
Texas-New Mexico Power Company:

We have audited the accompanying consolidated balance sheets and statements of capitalization of Texas-New Mexico Power Company (a wholly owned subsidiary of TNP Enterprises, Inc.) and subsidiaries as of December 31, 1996 and 1995, and the related statements of income (loss), common shareholder's equity, and cash flows for each of the three - year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Texas-New Mexico Power Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for operating revenues in 1995.



                                        KPMG Peat Marwick LLP


Fort Worth, Texas
January 30, 1997

                     TNP ENTERPRISES, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                        For the Years Ended December 31,


                                                                          1996            1995              1994
                                                                    ---------------  ---------------   ---------------
                                                                           (In thousands except per share amounts)
OPERATING REVENUES                                                  $      502,737   $      485,823    $      477,989
                                                                    ---------------  ---------------   ---------------

OPERATING EXPENSES:
  Purchased power                                                          196,481          178,465           194,595
  Fuel                                                                      47,201           48,898            46,988
  Other operating and general expenses                                      73,276           71,311            72,472
  Maintenance                                                               10,672           11,522            11,966
  Reorganization costs                                                           -                -             8,782
  Depreciation of utility plant                                             38,170           37,850            36,782
  Taxes other than income taxes                                             32,727           28,865            29,651
  Income taxes                                                              10,333           12,317            (1,238)
                                                                    ---------------  ---------------   ---------------
       Total operating expenses                                            408,860          389,228           399,998
                                                                    ---------------  ---------------   ---------------

NET OPERATING INCOME                                                        93,877           96,595            77,991
                                                                    ---------------  ---------------   ---------------

OTHER INCOME (LOSS):
  Gain on sale of Texas Panhandle properties (note 4)                            -           14,583                 -
  Recognition of regulatory disallowances (note 2)                               -                -           (31,546)
  Other income and deductions, net                                          (3,799)           1,245             1,057
  Income taxes                                                               2,338           (5,403)           10,305
                                                                    ---------------  ---------------   ---------------
       Other income (loss), net of taxes                                    (1,461)          10,425           (20,184)
                                                                    ---------------  ---------------   ---------------
INCOME BEFORE INTEREST CHARGES AND
  CHANGE IN ACCOUNTING                                                      92,416          107,020            57,807
                                                                    ---------------  ---------------   ---------------
INTEREST CHARGES:
  Interest on long-term debt                                                64,654           70,544            71,568
  Other interest and amortization of debt-related costs                      4,709            3,416             3,680
                                                                    ---------------  ---------------   ---------------
            Total interest charges                                          69,363           73,960            75,248
                                                                    ---------------  ---------------   ---------------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCOUNTING                                                   23,053           33,060           (17,441)
Cumulative effect of change in accounting for
    unbilled revenues, net of taxes (note 3)                                     -            8,445                 -
                                                                    ---------------  ---------------   ---------------

NET INCOME (LOSS)                                                           23,053           41,505           (17,441)
Dividends on preferred stock                                                   167              655               790
                                                                    ---------------  ---------------   ---------------

INCOME (LOSS) APPLICABLE TO COMMON STOCK                            $       22,886   $       40,850    $      (18,231)
                                                                    ===============  ===============   ===============

EARNINGS PER SHARE OF COMMON STOCK:
  Earnings (loss) before cumulative effect of change in accounting  $         1.98   $         2.98    $        (1.70)
  Cumulative effect of change in accounting for unbilled revenues                -             0.77                 -
                                                                    ---------------  ---------------   ---------------

  Earnings (loss) per share                                         $         1.98   $         3.75    $        (1.70)
                                                                    ===============  ===============   ===============
DIVIDENDS PER SHARE OF COMMON STOCK                                 $         0.93   $         0.82    $         1.22
                                                                    ===============  ===============   ===============

WEIGHTED AVERAGE NUMBER OF COMMON AND
 COMMON EQUIVALENT  SHARES OUTSTANDING                                      11,543           10,901            10,750

                                                                   ===============  ===============   ===============
See accompanying Notes to Consolidated Financial Statements.

                     TNP ENTERPRISES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                        For the Years Ended December 31,


                                                                     1996                1995               1994
                                                               ---------------   ----------------   -----------------
                                                                                  (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Cash received from customers                                 $      505,307    $       481,470    $        475,462
  Purchased power                                                    (198,696)          (172,486)           (193,366)
  Fuel costs paid                                                     (45,576)           (44,781)            (46,537)
  Cash paid for payroll and to other suppliers                        (75,138)           (76,735)            (85,912)
  Interest paid, net of amounts capitalized                           (69,247)           (68,484)            (76,402)
  Income taxes paid                                                   (15,684)            (1,095)                365
  Other taxes paid, net of amounts capitalized                        (32,243)           (30,556)            (30,323)
  Other operating cash receipts and payments, net                      (3,522)             1,043               1,014
                                                               ---------------   ----------------   -----------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                              65,201             88,376              44,301
                                                               ---------------   ----------------   -----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to utility plant, net of capitalized
   depreciation and interest                                          (28,006)           (28,689)            (29,038)
  Net proceeds from sale of Texas Panhandle properties                      -             29,009                   -
  Maturities (purchases) of temporary investments                           -              5,590              (5,590)
  Additions to other property and investments                          (2,771)                 -                   -
                                                               ---------------   ----------------   -----------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                   (30,777)             5,910             (34,628)
                                                               ---------------   ----------------   -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid on preferred and common stocks                       (10,866)            (9,616)            (13,823)
  Borrowings (repayments) under revolving credit
   facilities                                                          12,000            (42,272)              6,472
  Issuances:
     Common stock                                                      48,798                856               2,502
     Other long-term debt                                                 202                  -                   -
  Deferred expenses associated with financings                           (588)            (2,096)                  -
  Redemptions:
     Preferred stock                                                     (180)            (5,080)               (880)
     First mortgage bonds                                             (96,508)           (30,270)             (1,070)
                                                               ---------------   ----------------   -----------------
NET CASH USED IN FINANCING ACTIVITIES                                 (47,142)           (88,478)             (6,799)
                                                               ---------------   ----------------   -----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                               (12,718)             5,808               2,874
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                       21,105             15,297              12,423
                                                               ---------------   ----------------   -----------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                     $        8,387    $        21,105    $         15,297
                                                               ===============   ================   =================
RECONCILIATION OF NET EARNINGS TO NET
     CASH PROVIDED BY OPERATING ACTIVITIES:
Net income (loss)                                              $       23,053    $        41,505    $        (17,441)
Adjustments to reconcile net income (loss) to net
   cash provided by operating activities:
     Cumulative effect of change in accounting for
      unbilled revenues, net of taxes                                       -             (8,445)                  -
     Gain on sale of Texas Panhandle properties                             -            (14,583)                  -
     Recognition of deferred revenues                                       -             (4,782)              1,382
     Depreciation of utility plant                                     38,170             37,850              36,782
     Amortization of debt-related costs and other
      deferred charges                                                  3,329              4,952               5,495
     Allowance for borrowed funds used during
      construction                                                        (99)              (162)               (275)
     Deferred income taxes (excluding effect of
      change in accounting)                                              (193)             5,256             (10,915)
     Investment tax credits                                              (380)             1,679              (1,436)
     Reorganization costs                                                   -                  -               6,858
     Recognition of regulatory disallowances                                -                  -              31,546

Cash flows impacted by changes in current assets
 and liabilities:
     Deferred purchased power and fuel costs                            5,696              5,997                (107)
     Accrued interest                                                  (3,103)             2,289              (4,422)
     Accrued taxes                                                     (7,372)             8,483              (1,108)
     Purchased power costs subject to refund                           (5,688)             5,688                   -
     Changes in other current assets and liabilities                    4,181              3,138              (1,387)
Other, net                                                              7,607               (489)               (671)
                                                               ---------------   ----------------   -----------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                      $       65,201    $        88,376    $         44,301
                                                               ===============   ================   =================

See accompanying Notes to Consolidated Financial Statements.


                     TNP ENTERPRISES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                  December 31,

                                                                                1996               1995
                                                                           ---------------    ----------------
                                                                                    (In thousands)
ASSETS

UTILITY PLANT:
  Electric plant                                                           $    1,215,355     $     1,193,538
  Construction work in progress                                                       906               3,334
                                                                           ---------------    ----------------
            Total                                                               1,216,261           1,196,872
  Less accumulated depreciation                                                   282,322             252,868
                                                                           ---------------    ----------------
            Net utility plant                                                     933,939             944,004
                                                                           ---------------    ----------------

OTHER PROPERTY AND INVESTMENTS, at cost                                             3,927               1,156
                                                                           ---------------    ----------------
CURRENT ASSETS:
  Cash and cash equivalents                                                         8,387              21,105
  Customer receivables                                                             16,362              15,569
  Inventories, at lower of average cost or market:
       Fuel                                                                           367                 492
       Materials and supplies                                                       6,384               7,287
  Deferred purchased power and fuel costs                                           3,565               9,261
  Accumulated deferred income taxes                                                 1,937                 144
  Other current assets                                                              1,121                 960
                                                                           ---------------    ----------------
            Total current assets                                                   38,123              54,818
                                                                           ---------------    ----------------
DEFERRED CHARGES                                                                   30,795              30,455
                                                                           ---------------    ----------------
                                                                           $    1,006,784     $     1,030,433
                                                                           ===============    ================
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common shareholders' equity:
       Common stock - no par value per share.  Authorized 50,000,000 shares; issued 13,006,492 shares in 1996 and 10,920,060
             in 1995                                                       $      183,771     $       134,973
       Retained earnings                                                           94,703              82,484
                                                                           ---------------    ----------------
            Total common shareholders' equity                                     278,474             217,457

  Preferred stock                                                                   3,420               3,600
  Long-term debt, less current maturities                                         533,964             611,925
                                                                           ---------------    ----------------
            Total capitalization                                                  815,858             832,982
                                                                           ---------------    ----------------
CURRENT LIABILITIES:
  Current maturities of long-term debt                                                138               1,070
  Accounts payable                                                                 28,446              22,040
  Accrued interest                                                                 10,879              13,982
  Accrued taxes                                                                    18,833              26,205
  Customers' deposits                                                               2,662               2,493
  Purchased power costs subject to refund                                               -               5,688
  Other current liabilities                                                        11,797              12,472
                                                                           ---------------    ----------------
            Total current liabilities                                              72,755              83,950
                                                                           ---------------    ----------------
REGULATORY TAX LIABILITIES                                                         10,963              26,826
ACCUMULATED DEFERRED INCOME TAXES                                                  74,844              57,381
ACCUMULATED DEFERRED INVESTMENT TAX CREDITS                                        19,734              18,592
DEFERRED CREDITS                                                                   12,630              10,702
COMMITMENTS AND CONTINGENCIES (Notes 1, 2, 4, 8 and 12)
                                                                           ---------------    ----------------
                                                                           $    1,006,784     $     1,030,433
                                                                           ===============    ================


See accompanying Notes to Consolidated Financial Statements.

                     TNP ENTERPRISES, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF CAPITALIZATION
                                  December 31,


                                                                                       1996               1995
                                                                                  ---------------    ---------------
                                                                                            (In thousands)
COMMON SHAREHOLDERS' EQUITY

    Common stock with no par value per share
       Authorized shares - 50,000,000
       Outstanding shares - 13,006,492 in 1996 and 10,920,060 in 1995             $      183,771     $      134,973
    Retained earnings                                                                     94,703             82,484
                                                                                  ---------------    ---------------
          Total common shareholders' equity                                              278,474            217,457
                                                                                  ---------------    ---------------


PREFERRED STOCK
    Preferred stock with no par value
       Authorized shares - 5,000,000
       Outstanding shares - None

    Redeemable cumulative  preferred stock of TNP with $100 par value
       Authorized shares - 1,000,000

                                        Redemption
                                     price at TNP's         Outstanding shares
                                           option            1996          1995
                                          ------             ----          ----
       Series B            4.65%          $ 100.00          21,600       22,800            2,160              2,280
       Series C            4.75%            100.00          12,600       13,200            1,260              1,320
                                                      ------------  ------------  ---------------    ---------------
          Total redeemable cumulative preferred stock       34,200       36,000            3,420              3,600
                                                      ------------  ------------  ---------------    ---------------


LONG-TERM DEBT
    FIRST MORTGAGE BONDS
       Series L           10.50% due 2000                                                      -              9,600
       Series M            8.70% due 2006                                                  8,100              8,200
       Series R           10.00% due 2017                                                      -             62,400
       Series S            9.63% due 2019                                                      -             19,600
       Series T           11.25% due 1997                                                100,800            100,800
       Series U            9.25% due 2000                                                100,000            100,000
       Unamortized debt discount                                                               -               (605)

    SECURED DEBENTURES
       12.50% due 1999                                                                   130,000            130,000
       Series A 10.75% due 2003                                                          140,000            140,000

    REVOLVING CREDIT FACILITIES
       1995 Facility                                                                           -             43,000
       1996 Facility                                                                      55,000                  -

    OTHER                                                                                    202                  -
                                                                                  ---------------    ---------------
          Total long-term debt                                                           534,102            612,995
           Less current maturities                                                          (138)            (1,070)
                                                                                  ---------------    ---------------
          Total long-term debt, less current maturities                                  533,964            611,925
                                                                                  ---------------    ---------------

TOTAL CAPITALIZATION                                                              $      815,858     $      832,982
                                                                                  ===============    ===============




See accompanying Notes to Consolidated Financial Statements.


                     TNP ENTERPRISES, INC. AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF COMMON SHAREHOLDERS' EQUITY
                        For the Years Ended December 31,




                                                                   Common Shareholders' Equity
                                                    --------------------------------------------------------
                                                          Common Stock            Retained
                                                      Shares        Amount        Earnings        Total
                                                      ______        ______        ________        _____
                                                                         (In thousands)
YEAR ENDED DECEMBER 31, 1994
     Balance at December 31, 1993                      10,696     $   131,615   $     82,012   $    213,627
     Net loss                                               -               -        (17,441)       (17,441)
     Dividends on preferred stock                           -               -           (790)          (790)
     Dividends on common stock - $1.22 per share            -               -        (13,046)       (13,046)
     Sale of common stock                                 170           2,502              -          2,502
     Retirement of preferred stock                          -               -             17             17
                                                    ------------  ------------  -------------  -------------
        Balance at December 31, 1994                   10,866         134,117         50,752        184,869

YEAR ENDED DECEMBER 31, 1995
     Net income                                             -               -         41,505         41,505
     Dividends on preferred stock                           -               -           (655)          (655)
     Dividends on common stock - $0.82 per share            -               -         (8,938)        (8,938)
     Sale of common stock                                  54             856              -            856
     Retirement of preferred stock                          -               -           (180)          (180)
                                                    ------------  ------------  -------------  -------------
        Balance at December 31, 1995                   10,920         134,973         82,484        217,457

YEAR ENDED DECEMBER 31, 1996
     Net income                                             -               -         23,053         23,053
     Dividends on preferred stock                           -               -           (167)          (167)
     Dividends on common stock - $0.93 per share            -               -        (10,699)       (10,699)
     Sale of common stock                               2,086          48,798              -         48,798
     Retirement of preferred stock                          -               -             32             32
                                                    ------------  ------------  -------------  -------------

        Balance at December 31, 1996                   13,006     $   183,771   $     94,703   $    278,474
                                                    ============  ============  =============  =============
See accompanying Notes to Consolidated Financial Statements.

                 TEXAS-NEW MEXICO POWER COMPANY AND SUBSIDIARIES
              (a wholly owned subsidiary of TNP Enterprises, Inc.)
                    CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                        For the Years Ended December 31,


                                                     1996            1995            1994
                                                --------------  --------------  --------------
                                                                (In thousands)
OPERATING REVENUES                              $     502,737   $     485,823   $     477,989
                                                --------------  --------------  --------------

OPERATING EXPENSES:
  Purchased power                                     196,481         178,465         194,595
  Fuel                                                 47,201          48,898          46,988
  Other operating and general expenses                 73,276          71,311          72,472
  Maintenance                                          10,672          11,522          11,966
  Reorganization costs                                      -               -           8,782
  Depreciation of utility plant                        38,170          37,850          36,782
  Taxes other than income taxes                        32,727          28,865          29,651
  Income taxes                                         10,333          12,317          (1,238)
                                                 -------------  --------------  --------------
       Total operating expenses                       408,860         389,228         399,998
                                                 -------------  --------------  --------------

NET OPERATING INCOME                                   93,877          96,595          77,991
                                                 -------------  --------------  --------------

OTHER INCOME (LOSS) :
  Gain on sale of Texas Panhandle
   properties (note 4)                                      -          14,583               -
  Recognition of regulatory disallowances
   (note 2)                                                 -               -         (31,546)
  Other income and deductions, net                      1,626           1,470           1,475
  Income taxes                                            722          (5,324)         10,694
                                                 -------------  --------------  --------------
       Other income (loss), net of taxes                2,348          10,729         (19,377)
                                                 -------------  --------------  --------------
INCOME BEFORE INTEREST CHARGES
  AND CHANGE IN ACCOUNTING                             96,225         107,324          58,614
                                                 -------------  --------------  --------------
INTEREST CHARGES:
  Interest on long-term debt                           64,654          70,544          71,568
  Other interest and amortization of
   debt-related costs                                   4,709           3,416           3,680
                                                 -------------  --------------  --------------
            Total interest charges                     69,363          73,960          75,248
                                                 -------------  --------------  --------------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCOUNTING                              26,862          33,364         (16,634)
Cumulative effect of change in accounting for
  unbilled revenues, net of taxes (note 3)                  -           8,445               -
                                                 -------------  --------------  --------------

NET INCOME (LOSS)                                      26,862          41,809         (16,634)
Dividends on preferred stock                              167             655             790
                                                 -------------  --------------  --------------

INCOME (LOSS) APPLICABLE TO COMMON STOCK         $     26,695    $     41,154   $     (17,424)
                                                 =============  ==============  ==============
See accompanying Notes to Consolidated Financial Statements.

                 TEXAS-NEW MEXICO POWER COMPANY AND SUBSIDIARIES
              (a wholly owned subsidiary of TNP Enterprises, Inc.)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                        For the Years Ended December 31,

                                                                     1996             1995            1994
                                                               ---------------   -------------   ---------------
                                                                                 (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Cash received from customers                                 $     502,954     $    481,470    $      475,462
  Purchased power                                                   (198,696)        (172,486)         (193,366)
  Fuel costs paid                                                    (45,576)         (44,781)          (46,537)
  Cash paid for payroll and to other suppliers                       (75,807)         (76,793)          (86,632)
  Interest paid, net of amounts capitalized                          (69,236)         (68,484)          (76,402)
  Income taxes paid                                                  (14,242)          (1,199)           (1,215)
  Other taxes paid, net of amounts capitalized                       (31,219)         (30,054)          (29,906)
  Other operating cash receipts and payments, net                      1,135              639             1,442
                                                               ---------------   -------------   ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                             69,313           88,312            42,846
                                                               ---------------   -------------   ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to utility plant, net of capitalized
   depreciation and interest                                         (28,006)         (28,689)          (29,038)
  Net proceeds from sale of Texas Panhandle properties                     -           29,009                 -
  Additions to other property and investments                         (1,669)               -                 -
                                                               ---------------   -------------   ---------------
CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES                (29,675)             320           (29,038)
                                                               ---------------   -------------   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid on preferred and common stocks                      (10,867)          (3,078)          (11,794)
  Equity contribution from TNPE                                       47,170                -                 -
  Borrowings (repayments) under revolving credit
   facilities                                                         12,000          (42,272)            6,472
  Deferred expenses associated with financings                          (588)          (2,096)                -
  Redemptions:
     Preferred stock                                                    (180)          (5,080)             (880)
     First mortgage bonds                                            (96,508)         (30,270)           (1,070)
                                                               ---------------   -------------   ---------------
NET CASH USED IN FINANCING ACTIVITIES                                (48,973)         (82,796)           (7,272)
                                                               ---------------   -------------   ---------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                               (9,335)           5,836             6,536
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                      14,450            8,614             2,078
                                                               ---------------   -------------   ---------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                     $       5,115           14,450    $        8,614
                                                               ===============   =============   ===============
RECONCILIATION OF NET EARNINGS TO NET
     CASH PROVIDED BY OPERATING ACTIVITIES:
Net income (loss)                                              $      26,862     $     41,809    $      (16,634)
Adjustments to reconcile net income (loss) to net
   cash provided by operating activities:
     Cumulative effect of change in accounting for
      unbilled revenues, net of taxes                                      -           (8,445)                -
     Gain on sale of Texas Panhandle properties                            -          (14,583)                -
     Recognition of deferred revenues                                      -           (4,782)            1,382
     Depreciation of utility plant                                    38,170           37,850            36,782
     Amortization of debt-related costs and other
      deferred charges                                                 3,329            4,952             5,495
     Allowance for borrowed funds used during
      construction                                                       (99)            (162)             (275)
     Deferred income taxes (excluding effect of
      change in accounting)                                            1,140            5,132           (10,920)
     Investment tax credits                                             (111)           1,691            (1,374)
     Reorganization costs                                                  -                -             6,858
     Recognition of regulatory disallowances                               -                -            31,546

Cash flows impacted by changes in current assets
 and liabilities:
     Deferred purchased power and fuel costs                           5,696            5,997              (107)
     Accrued interest                                                 (3,103)           2,289            (4,422)
     Accrued taxes                                                    (8,429)           8,432            (1,108)
     Purchased power costs subject to refund                          (5,688)           5,688                 -
     Changes in other current assets and liabilities                   6,474            3,174            (3,103)
Other, net                                                             5,072             (730)           (1,274)
                                                               ---------------   -------------   ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                      $      69,313     $     88,312    $       42,846
                                                               ===============   =============   ===============


See accompanying Notes to Consolidated Financial Statements.


                 TEXAS-NEW MEXICO POWER COMPANY AND SUBSIDIARIES
              (a wholly owned subsidiary of TNP Enterprises, Inc.)
                           CONSOLIDATED BALANCE SHEETS
                                  December 31,

                                                                               1996                 1995
                                                                          ---------------     ----------------
                                                                                    (In thousands)
ASSETS
UTILITY PLANT:
  Electric plant                                                          $    1,215,355      $     1,193,538
  Construction work in progress                                                      906                3,334
                                                                          ---------------     ----------------
            Total                                                              1,216,261            1,196,872
  Less accumulated depreciation                                                  282,322              252,868
                                                                          ---------------     ----------------
            Net utility plant                                                    933,939              944,004
                                                                          ---------------     ----------------

OTHER PROPERTY AND INVESTMENTS, at cost                                            1,884                  175
                                                                          ---------------     ----------------

CURRENT ASSETS:
  Cash and cash equivalents                                                        5,115               14,450
  Customer receivables                                                            15,521               15,569
  Inventories, at lower of average cost or market:
       Fuel                                                                          367                  492
       Materials and supplies                                                      6,384                7,287
  Deferred purchased power and fuel costs                                          3,565                9,261
  Accumulated deferred income taxes                                                1,937                  144
  Other current assets                                                             1,324                1,274
                                                                          ---------------     ----------------
            Total current assets                                                  34,213               48,477
                                                                          ---------------     ----------------

DEFERRED CHARGES                                                                  32,121               32,287
                                                                          ---------------     ----------------
                                                                          $    1,002,157      $     1,024,943
                                                                          ===============     ================
CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
  Common shareholder's equity:
       Common stock, $10 par value per share.
            Authorized 12,000,000 shares; issued 10,705 shares            $          107      $           107
       Capital in excess of par value                                            222,133              174,931
       Retained earnings                                                          65,308               49,313
                                                                          ---------------     ----------------
            Total common shareholder's equity                                    287,548              224,351

  Redeemable cumulative preferred stock                                            3,420                3,600
  Long-term debt, less current maturities                                        533,800              611,925
                                                                          ---------------     ----------------
            Total capitalization                                                 824,768              839,876
                                                                          ---------------     ----------------

CURRENT LIABILITIES:
  Current maturities of long-term debt                                               100                1,070
  Accounts payable                                                                27,254               22,040
  Accrued interest                                                                10,879               13,982
  Accrued taxes                                                                   16,901               25,330
  Customers' deposits                                                              2,662                2,493
  Purchased power costs subject to refund                                              -                5,688
  Other current liabilities                                                       10,993               12,472
                                                                          ---------------     ----------------
            Total current liabilities                                             68,789               83,075
                                                                          ---------------     ----------------

REGULATORY TAX LIABILITIES                                                        10,963               26,826
ACCUMULATED DEFERRED INCOME TAXES                                                 65,860               47,066
ACCUMULATED DEFERRED INVESTMENT TAX CREDITS                                       19,164               17,398
DEFERRED CREDITS                                                                  12,613               10,702
COMMITMENTS AND CONTINGENCIES (Notes 1, 2, 4, 8 and 12)
                                                                          ---------------     ----------------
                                                                          $    1,002,157      $     1,024,943
                                                                          ===============     ================


See accompanying Notes to Consolidated Financial Statements.


                 TEXAS-NEW MEXICO POWER COMPANY AND SUBSIDIARIES
              (a wholly owned subsidiary of TNP Enterprises, Inc.)
                    CONSOLIDATED STATEMENTS OF CAPITALIZATION
                                  December 31,

                                                                                     1996               1995
                                                                                ---------------    ---------------
                                                                                         (In thousands)
COMMON SHAREHOLDER'S EQUITY

    Common stock, $10 par value per share
       Authorized shares - 12,000,000
       Outstanding shares - 10,705                                              $          107    $           107
    Capital in excess of par value                                                     222,133            174,931
    Retained earnings                                                                   65,308             49,313
                                                                                ---------------   ----------------
          Total common shareholder's equity                                            287,548            224,351
                                                                                ---------------   ----------------


PREFERRED STOCK
    Redeemable cumulative preferred stock with $100 par value
       Authorized shares - 1,000,000

                                          Redemption
                                       price at TNP's    Outstanding shares
                                            option        1996           1995
                                            ------        ----           ----
       Series B            4.65%            100.00        21,600        22,800           2,160              2,280
       Series C            4.75%            100.00        12,600        13,200           1,260              1,320
                                                     ------------   ----------- ---------------    ---------------
          Total redeemable cumulative preferred stock     34,200        36,000           3,420              3,600
                                                     ------------   ----------- ---------------    ---------------


LONG-TERM DEBT
    FIRST MORTGAGE BONDS
       Series L           10.50% due 2000                                                     -              9,600
       Series M            8.70% due 2006                                                 8,100              8,200
       Series R           10.00% due 2017                                                     -             62,400
       Series S            9.63% due 2019                                                     -             19,600
       Series T           11.25% due 1997                                               100,800            100,800
       Series U            9.25% due 2000                                               100,000            100,000
       Unamortized debt discount                                                             -               (605)

    SECURED DEBENTURES
       12.50% due 1999                                                                 130,000            130,000
       Series A 10.75% due 2003                                                        140,000            140,000

    REVOLVING CREDIT FACILITIES
       1995 Facility                                                                         -             43,000
       1996 Facility                                                                    55,000                  -
                                                                                ---------------    ---------------
          Total long-term debt                                                         533,900            612,995
           Less current maturities                                                        (100)            (1,070)
                                                                                ---------------    ---------------
          Total long-term debt, less current maturities                                533,800            611,925
                                                                                ---------------    ---------------

TOTAL CAPITALIZATION                                                            $      824,768     $      839,876
                                                                                ===============    ===============





See accompanying Notes to Consolidated Financial Statements.


                 TEXAS-NEW MEXICO POWER COMPANY AND SUBSIDIARIES
              (a wholly owned subsidiary of TNP Enterprises, Inc.)
             CONSOLIDATED STATEMENTS OF COMMON SHAREHOLDER'S EQUITY
                        For the Years Ended December 31,


                                                               Common Shareholder's Equity
                                              --------------------------------------------------------------
                                                                      Capital in
                                                   Common Stock       Excess of       Retained
                                               Shares      Amount     Par Value       Earnings       Total
                                               ______      ______     __________      ________       _____
                                                                    (In thousands)
YEAR ENDED DECEMBER 31, 1994
    Balance at December 31, 1993                   11     $    107    $  175,094   $    38,983   $  214,184
    Net loss                                        -            -             -       (16,634)     (16,634)
    Dividends on preferred stock                    -            -             -          (790)        (790)
    Dividends on common stock                       -            -             -       (11,000)     (11,000)
    Retirement of preferred stock                   -            -            17             -           17
                                              ----------  ----------  -----------  ------------  -----------
       Balance at December 31, 1994                11          107       175,111        10,559      185,777
YEAR ENDED DECEMBER 31, 1995
    Net income                                      -            -             -        41,809       41,809
    Dividends on preferred stock                    -            -             -          (655)        (655)
    Dividends on common stock                       -            -             -        (2,400)      (2,400)
    Retirement of preferred stock                   -            -          (180)            -         (180)
                                              ----------  ----------  -----------  ------------  -----------
       Balance at December 31, 1995                11          107       174,931        49,313      224,351

YEAR ENDED DECEMBER 31, 1996
    Net income                                      -            -             -        26,862       26,862
    Dividends on preferred stock                    -            -             -          (167)        (167)
    Dividends on common stock                       -            -             -       (10,700)     (10,700)
    Equity contribution from TNPE                   -            -        47,170             -       47,170
    Retirement of preferred stock                   -            -            32             -           32
                                              ----------  ----------  -----------  ------------  -----------

       Balance at December 31, 1996                11     $    107    $  222,133   $    65,308   $  287,548
                                              ==========  ==========  ===========  ============  ===========
See accompanying Notes to Consolidated Financial Statements.

                     TNP ENTERPRISES, INC. AND SUBSIDIARIES
                 TEXAS-NEW MEXICO POWER COMPANY AND SUBSIDIARIES
                   Notes to Consolidated Financial Statements

 Note 1.  Summary of Significant Accounting Policies

   General Information

     The consolidated financial statements of TNPE and subsidiaries include the accounts of TNPE and its wholly owned subsidiaries, TNP, Facility Works, Inc., and TNP Operating Company. The consolidated financial statements of TNP and subsidiaries include the accounts of TNP and its wholly owned subsidiaries, TGC and TGC II. All intercompany transactions and balances have been eliminated in consolidation.

     TNP is TNPE's principal operating subsidiary. TNP is a public utility engaged in generating, purchasing, transmitting, distributing, and selling electricity in Texas and New Mexico. TNP is subject to PUCT and NMPUC regulation. Some of TNP's activities, including the issuance of securities, are subject to FERC regulation and its accounting records are maintained in accordance with FERC's Uniform System of Accounts.

     The use of estimates is required to prepare TNPE's and TNP's consolidated financial statements in conformity with generally accepted accounting principles. Management believes that estimates are essential and will not materially differ from actual results. However, adjustments may be necessary in the future to the extent that future estimates or actual results are different from the estimates used in the 1996 financial statements.

   Accounting for the Effects of Regulation

     Electric utilities operate in a highly regulated environment. TNPE's and TNP's consolidated financial statements reflect the application of certain accounting standards, including SFAS 71, "Accounting for the Effects of Certain Types of Regulation," which provide for recognition of the economic effects of rate regulation. Included among these effects are the recognition of regulatory assets and liabilities. Regulatory assets represent revenues associated with certain costs that are expected to be recovered from customers in future rates. Regulatory liabilities are costs previously collected from customers or other amounts that reduce future rates. The following table summarizes TNPE's and TNP's regulatory assets and liabilities as of December 31, 1996 and 1995.

                                                   1996                 1995
                                                ________            _________
                                                         (In thousands)
  Regulatory Assets:
    Deferred purchased power and fuel costs     $  3,565            $   9,261
    Deferred charges:
      Losses on reaquired debt                    10,000                4,810
      Rate case expenses                           3,743                4,454
      Deferred accounting amounts                  4,157                4,287
      Other                                            -                  792
                                                ________            _________
        Total                                   $ 21,465            $  23,604
                                                ========            =========

  Regulatory Liabilities:
    Income tax related                          $ 10,963            $  26,826
    Purchased power costs subject to refund            -                5,688
                                                ________            _________
        Total                                   $ 10,963            $  32,514
                                                ========            =========

     Federal and state legislators and regulatory authorities have adopted or are considering a number of changes that are significantly impacting competitive conditions in the electric utility industry, such as the emergence of independent power producers, wholesale transmission access, and retail wheeling. If recovery of costs through rates becomes uncertain or unlikely, whether due to legislative or regulatory changes, competition, or otherwise, accounting standards such as SFAS 71 may no longer apply to TNPE and TNP. As a result, TNPE and TNP could be required to write off all or a portion of their regulatory assets and liabilities. Moreover, to the extent that future rates are insufficient to recover costs, additional write downs could be required. Management of TNPE and TNP are currently unable to predict the ultimate outcome of changes in the electric utility industry and whether the outcome will have a significant effect on their consolidated financial position and results of operations. However, based upon current regulatory conditions in the states in which TNP operates, management believes it probable that TNP will continue, for the foreseeable future, to meet the criteria for continued application of SFAS 71, and it is probable that TNP will recover from ratepayers the regulatory assets included in the table above.

   Utility Plant

     Utility plant is stated at the historical cost of construction which includes labor, materials, indirect charges for such items as engineering and administrative costs, and AFUDC. Property repairs and replacement of minor items are charged to operating expenses; major replacements and improvements are capitalized to utility plant.

     AFUDC is a noncash item designed to enable a utility to capitalize interest costs during periods of construction. Established regulatory practices enable TNP to recover these costs from ratepayers. The composite rates used for AFUDC were 6.0%, 8.0%, and 8.8% in 1996, 1995, and 1994, respectively.

     The costs of depreciable units of plant retired or disposed of in the normal course of business are eliminated from utility plant accounts and such costs plus removal expenses less salvage are charged to accumulated depreciation. When complete operating units are disposed of, appropriate adjustments are made to accumulated depreciation, and the resulting gains or losses, if any, are recognized.

     Depreciation is provided on a straight-line method based on the estimated lives of the properties as indicated by periodic depreciation studies. A portion of depreciation of transportation equipment used in construction is charged to utility plant accounts in accordance with the equipment's use. Depreciation as a percentage of average depreciable cost was 3.2%, 3.3%, and 3.1% in 1996, 1995, and 1994, respectively.

   Cash Equivalents

     All highly liquid debt instruments with maturities of three months or less when purchased are considered cash equivalents.

   Customer Receivables and Operating Revenues

     TNP accrues estimated revenues for energy delivered since the latest billing. Prior to January 1, 1995, TNP recognized revenue when billed. See Note 3 for the effects of the change in recognizing revenues from cycle billing to the accrual method in 1995.

     TNP sells customer receivables to an unaffiliated company on a nonrecourse basis.

   Purchased Power and Fuel Costs

     Electric rates include estimates of purchased power and fuel costs incurred by TNP in purchasing or generating electricity. Differences between amounts collected and allowable costs are recorded either as purchased power subject to refund or deferred purchased power and fuel costs in accordance with regulatory ratemaking policy.


   Deferred Charges

     Expenses incurred in issuing long-term debt and related discount and premium are amortized on a straight-line basis over the lives of the respective issues.

     Included in deferred charges are other assets that are expected to benefit future periods and certain costs that are deferred for ratemaking purposes and amortized over periods allowed by regulatory authorities.

   Derivatives

     Premiums paid for an interest rate collar will be amortized over the term of the related agreement. Unamortized premiums are included in Deferred Charges in the consolidated balance sheets. Amounts to be received or paid under the agreement will be recognized on the accrual basis as a component of interest expense.

   Income Taxes

     TNPE files a consolidated federal income tax return that includes the consolidated operations of TNP and its subsidiaries. The amounts of income taxes recognized in TNP's accompanying consolidated financial statements were computed as if TNP and its subsidiaries filed a separate consolidated federal income tax return.

     ITC amounts utilized in the federal income tax return are deferred and amortized to earnings ratably over the estimated service lives of the related assets.

   Fair Values of Financial Instruments

     Fair values of cash equivalents, temporary investments, and customer receivables approximated the carrying amounts because of the short maturities of those instruments.

     The estimated fair values of long-term debt and preferred stock were based on quoted market prices of the same or similar issues. The estimated fair values of long-term debt and preferred stock were as follows:

                       December 31, 1996                   December 31, 1995
                       _________________                   _________________
              Carrying Amount   Fair Values       Carrying Amount    Fair Values
              _______________   ___________       _______________    ___________
                                       (In thousands)
Long-term debt     $ 533,900     $ 564,000          $ 612,995        $ 643,000
Preferred stock        3,420         1,500              3,600            1,600
Interest rate collar     295           180                  -                -


   Common Stock

     At December 31, 1996, 280,799 shares of TNPE's common stock were reserved for issuance to TNP's 401(k) plan. Additionally, 576,947 shares of TNPE's common stock were reserved for subsequent issuance under other stock compensation or shareholder plans.

   Shareholder Rights Plan

     TNPE has a Rights Plan that is designed to protect TNPE's shareholders from coercive takeover tactics and inadequate or unfair takeover bids. The Rights Plan provides for the distribution of one right for each share of TNPE's common stock currently outstanding or issued until the close of business on November 4, 1998.

     Upon the occurrence of certain events, each right entitles a shareholder to elect to purchase one share of common stock at $45 per share or, under certain circumstances, shares of common stock at half the then-current market price or to receive TNPE common stock or other securities having an aggregate value equal to the excess of (i) the value of the common stock or other securities on the date the rights are exercised over (ii) the cash payment that would have been payable upon exercise of the rights if cash payment had been elected.

     Until certain triggering events occur, the rights will trade together with TNPE's common stock and separate rights certificates will not be issued. Among the triggering events are the acquisition by a person or group of 10% or more of TNPE's outstanding common stock or the commencement of a tender or exchange offer that, upon consummation, would result in a person or group of persons owning 15% or more of TNPE's outstanding common stock. The rights expire November 4, 1998, unless earlier redeemed or exchanged by TNPE, and have had no effect on EPS.

   Stock-Based Compensation

     As discussed in Note 7, TNPE has an equity based incentive compensation plan that awards stock-based compensation. In 1995 the FASB issued SFAS 123, Accounting for Stock-Based Compensation, that changes the method for calculating expenses associated with stock-based compensation. SFAS 123, which became effective for 1996, also allows companies to retain the approach as set forth in APB Opinion 25, Accounting for Stock Issued to Employees, for measuring expense for stock-based compensation. TNP has elected to continue to apply the provisions of APB Opinion 25 in calculating stock-based compensation. The pro forma effect of applying SFAS 123 to the equity awards during 1995 and 1996 was immaterial.


Note 2.  Regulatory Matters

   Cities Rate Review

     In December 1996, certain cities in the Texas gulf coast area served by TNP passed resolutions requiring TNP to file complete rate information with those cities. In 1997 those cities have agreed to reopen negotiations on a new transition to competition proposal and have deferred the required rate filing until July 1, 1997. If negotiations on the new transition to competition proposal is not successful and the rate filings are made, TNP anticipates a final resolution of the rate review with the cities in late 1997. Based on its preliminary analysis, TNP believes the filing will support the reasonableness of TNP's current rates.

   Community ChoiceSM

     On May 2, 1996, TNP filed an application with the PUCT requesting approval of a program known as Community Choice that would apply to electric services provided by TNP in Texas. On June 21, 1996, TNP filed an application with the NMPUC requesting approval of a similar program that would apply to electric service provided by TNP in New Mexico. Community Choice is a transition plan designed to address the opportunities and challenges presented by the increasingly deregulated and competitive environment of the electric services industry.

     As proposed by TNP, Community Choice provided for transition periods of four years in New Mexico and five years in Texas. Community Choice proposed that during the transition periods, TNP's rates for electric service in New Mexico and Texas would be structured to provide TNP a reasonable opportunity to reduce its so-called potential "stranded costs." "Stranded costs" means the difference between what it currently costs TNP to provide service and what a customer would be willing to pay for such service in a competitive market. In Texas, TNP's potential stranded cost relates to TNP One, its 300 MW generating unit, and could potentially be more than $250 million. In New Mexico, TNP's potential stranded cost relates to its purchased power contracts and could potentially be more than $10 million. At the end of the transition periods, TNP would aggregate, or combine, its customers at the community level and permit these aggregated electrical loads to choose the types and nature of electric services that will be available to individual customers within each aggregated load.

     In November 1996, TNP withdrew its Community Choice filing in Texas. Prior to the withdrawal TNP had attempted to work through the numerous issues with various intervenors. The withdrawal was due to a lack of consensus on key issues, including the issue of stranded costs.

     In 1997 TNP proposed a new plan for transition to competition to the communities within TNP's service territory in Texas. The new plan includes a five-year transition period and the opportunity to reduce potential stranded costs. The new plan also entails options providing various levels of access to the open market, which TNP customers will be able to select from at the end of the transition period. Due to the numerous issues involved, TNP can provide no assurance as to the timing or outcome of the new transition to competition plan in Texas.

     In 1997 TNP filed a stipulation with the NMPUC adjusting several of the components of the original Community Choice proposal. The stipulation has the support of the major stakeholders. The revised plan gives TNP customers the right to choose their energy provider after a three-year transition period, freezes rates (including fuel and purchased power) for a three-year period, and allows for customer aggregation based on market forces. Hearings were held in late February 1997. Approval by the NMPUC is the final step. TNP believes the plan will allow it to recover most if not all of its potential stranded costs in New Mexico, however, the actual recovery of any stranded costs will depend on the future market and price for energy through 2002.

   Fuel Reconciliation

     TNP's fixed fuel factor remains the same until changed as part of general rate case or fuel reconciliation, or until the PUCT orders a reconciliation for any over or under collections of fuel costs. TNP expects to file a reconciliation of fuel costs in June 1997, for the period of October 1993 through December 1996. Management believes the ultimate outcome of this fuel reconciliation will not have a material adverse effect on TNP's or TNPE's consolidated financial position or results of operations.

   1994 Texas Rate Case Settlement

     On October 6, 1994, the PUCT approved a unanimous settlement among the parties in TNP's 1994 retail rate application. The rate case settlement provided for an increase in annualized revenues in Texas of $17.5 million, or 4.5%, which TNP implemented on October 2, 1994.

     The settlement resolved all outstanding court appeals in connection with TNP's two previous rate cases and required TNP to write off $31.5 million ($35.0 million of the original cost of TNP One). TNP recognized the write-off in the second quarter of 1994, which resulted in an after-tax charge of approximately $20.5 million, or $1.91 per share of TNPE common stock. The settlement also required TNP to sell its Texas Panhandle properties, subject to certain conditions.

     The rate case settlement includes a moratorium restricting TNP from applying for rate increases in Texas until March 31, 1999, subject to certain conditions. These conditions do not allow TNP to apply for any base rate increase under any circumstances prior to March 31, 1997, but would allow an application for increased rates to be filed after that time if certain force majeure events (as defined in the agreement) occur during the moratorium.


Note 3.  Change in Accounting for Unbilled Revenues

     Effective January 1, 1995, TNP changed its method of accounting for operating revenues from cycle billing to the accrual method. The change was made in order to more closely match revenues and expenses and more closely conforms to common utility industry practice. The cumulative effect of this change was to recognize $12,993,000 of additional revenues ($8,445,000, net of taxes, or $0.77 per share). The pro forma effects of the change in accounting on 1994, assuming the new method was applied retroactively to that year, would have been to decrease the net loss by $1,347,000 or $0.13 per share).


Note 4.  Sale of Texas Panhandle Properties

     In September 1995, TNP sold its Texas Panhandle properties to SPS for $29.2 million, and recognized a net of tax gain of $9.5 million, or $0.87 per share of TNPE common stock. The sale was consummated pursuant to the sale agreement between TNP and SPS in connection with the Texas rate case settlement discussed in Note 2. The Panhandle properties comprised a relatively small portion of TNP's business. The book value of the Panhandle properties sold was $14.3 million. Revenues from the properties for 1995 through the closing date were $7.4 million with corresponding sales of 76.3 GWH to 7,350 customers.

     The proceeds received from SPS were used to redeem $29.2 million of Series T FMBs. In January 1996, TNP filed a class action lawsuit against John Hancock Mutual Life Insurance Company, a Series T bondholder. TNP sought confirmation that its redemption of Series T FMBs with proceeds from the Panhandle sale was within its rights under the indenture governing the FMBs.

     TNP's lawsuit was originally filed against PPM, which claimed to be a bondholder and threatened to take legal action against TNP over the redemption. PPM filed a counterclaim seeking declarations that the Series T partial redemption breached the indenture governing the FMBs and that TNP could not redeem Series T FMBs prior to maturity under circumstances like the Panhandle sale. Because PPM was not a bondholder, it was dismissed from the lawsuit and, on PPM's motion, Jackson National Life Insurance Company was substituted as defendant.

     As a result of federal mediation on January 30, 1997, TNP, Jackson National Life Insurance Company and John Hancock Insurance Co. agreed to a tentative settlement of the lawsuit. The proposed settlement, which is subject to approval of the federal judge, calls for TNP to pay $2 million to the parties of the lawsuit. Accordingly, TNP established a reserve for the settlement in 1996. The proposed settlement, if approved, will allow for the end of costly ongoing litigation.


Note 5.  Revenues Subject to Refund

     During the third quarter of 1995, the IRS issued TNP a favorable private letter ruling that enabled TNP to recognize additional revenues and accrued interest of $4.9 million that previously had been deferred. This resulted in a one-time after-tax earnings increase of $3.0 million, or $0.28 per share of TNPE common stock.

     The revenues recognized were collected from October 1991 through October 1994, as a result of a Texas rate case filed in 1991. The PUCT allowed TNP to collect additional annualized revenues of $1.6 million pending the resolution of the regulatory tax treatment of disallowed utility plant. Recognition of these revenues was conditioned upon TNP obtaining the ruling from the IRS.


Note 6.  Reorganization

     During the fourth quarter of 1994, TNP reduced company-wide staffing levels by 140 positions, or 14% of the workforce, as a result of work elimination reviews by employee teams. The goals of the teams were to streamline operations and reduce future costs. The staffing reductions were accomplished primarily through early retirements and involuntary terminations. The aggregate costs impacting TNP's 1994 operations were $8,782,000 ($5,723,000, net of taxes, or $0.53 per share of TNPE common stock).


 Note 7. Employee Benefit Plans

   Pension Plan

     TNP has a defined benefit pension plan covering substantially all of its employees. Benefits are based on an employee's years of service and compensation. TNP's funding policy is to contribute the minimum amount required by federal funding standards. The following table sets forth the plan's funded status and amounts recognized in the consolidated balance sheets at December 31, 1996, and 1995.

                                                       1996           1995
                                                     _________      _________
                                                            (In thousands)
 Actuarial present value of benefit obligations:
   Vested benefit obligation                         $  58,466      $  59,393
   Unvested benefit obligation                           4,539          4,383
                                                     _________      _________
     Accumulated benefit obligation                  $  63,005      $  63,776
                                                     =========      =========

 Projected benefit obligation                        $  66,406      $  67,752
 Unrecognized net asset                                     83            107
 Unrecognized prior service cost                         1,588          2,536
 Unrecognized net gain from past experience             21,484         11,357
                                                     _________      _________
                                                        89,561         81,752
 Plan assets (principally marketable securities)
   at estimated fair value                              82,771         75,037
                                                      ________      _________
     Accrued pension costs (included in deferred
       credits in the consolidated balance sheets)    $  6,790      $   6,715
                                                     =========      =========

Net pension costs were comprised of the following components as determined using the projected unit credit actuarial method:

                                                   1996       1995       1994
                                                 _______    _______   _______
                                                         (In thousands)
 Service cost                                    $ 1,425    $ 1,071   $ 1,763
 Interest cost on projected benefit obligation     4,841      4,762     4,179
 Adjustment for actual return on plan assets     (12,398)   (13,797)      260
 Effect of reorganization costs, net                   -          -     3,537
 Net amortization and deferral                     6,207      7,607    (6,238)
                                                 _______    ________  ________
   Net pension costs                             $    75    $  (357)  $ 3,501
                                                 =======    ========  ========

     Assumptions used in accounting for the pension plan as of December 31, 1996, and 1995 were as follows:

                                                      1996            1995
                                                      ____            ____
 Discount rates                                       7.75%           7.25%
 Rates of increase in compensation levels             4.0%            4.0%
 Expected long-term rate of return on assets          9.5%            9.5%

   Postretirement Benefit Plan

     TNP sponsors a health care plan that provides postretirement medical and death benefits to retirees who satisfied minimum age and service requirements during employment. TNP recognizes the costs of postretirement benefits on the accrual basis during the periods that employees render service to earn the benefits in accordance with SFAS 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions". Prior to 1993, the costs of these benefits were expensed on a "pay-as-you-go" basis. TNP has been permitted to recover through rates the additional costs resulting from the adoption of SFAS 106. TNP established a trust fund dedicated to paying these postretirement benefits.

     The following table sets forth the plan's funded status and amounts recognized in the consolidated balance sheets at December 31, 1996, and 1995.

                                                             1996      1995
                                                           _______   _______
                                                              (In thousands)
  Accumulated postretirement benefit obligation:
    Retirees and dependents                                $13,060   $14,229
    Active employees                                         4,244     4,093
                                                           _______   _______
      Total benefits earned                                 17,304    18,322
  Plan assets (principally marketable securities)
    at estimated fair value                                  6,975     5,710
                                                           _______   _______
  Accumulated postretirement benefit
    obligation in excess of plan assets                     10,329    12,612
  Unrecognized transition obligation                       (13,721)  (14,579)
  Unrecognized net gain from past experience                 6,998     5,603
                                                           _______   _______
  Accrued postretirement benefit costs (included in
    deferred credits in the consolidated balance sheets)   $ 3,606   $ 3,636
                                                           =======   =======

     Net   postretirement   benefit  costs  were   comprised  of  the  following
components:

                                            1996          1995       1994
                                          ______        ______      ______
                                                    (In thousands)
   Service cost                           $  524        $  374      $  738
   Interest cost on postretirement
    benefit obligation                     1,259         1,265       1,642
   Reduction for actual return on plan
    assets                                  (708)         (956)        (59)
   Effect of reorganization costs, net         -             -       2,945
   Net amortization and deferral             922         1,145         784
                                          ______        ______      ______
   Net postretirement benefit costs       $1,997        $1,828      $6,050
                                          ======        ======      ======

     The transition obligation is being amortized over a 20-year period that began in 1993. The assumed health care cost trend rate used to measure the expected cost of benefits was 5.7% for 1996 and is assumed to trend downward slightly each year to 4.3% for 2003 and thereafter. That assumed rate has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation as of December 31, 1996, by $2.1 million and the aggregate of the service and interest cost components of net postretirement benefit cost for 1996 by $288,000.

     Additional assumptions used in accounting for the postretirement benefit plan as of December 31, 1996, and 1995, were as follows:

                                                         1996         1995
                                                         ____         ____
  Discount rates                                         7.75%        7.25%
  Expected rate of return on assets (net of taxes)       5.7%         6.0%

   Incentive Plans

     TNPE and TNP have several incentive compensation plans. All employees participate in one or more of these plans. Incentive compensation is based on meeting key financial and operational performance goals such as EPS, operations and maintenance costs per KWH, and system reliability measures. Operating expenses for 1996 and 1995 included costs for the various cash and equity plans of $4.8 million and $2.0 million, respectively.

   Other Employee Benefits

     TNP has a 401(k) plan designed to enhance the other retirement plans available to its employees. Employees may invest their contributions in fixed income securities, mutual funds, or TNPE common stock. TNP's contributions are used to purchase TNPE common stock, which employees may later convert into investments in other investment options.

     TNP has employment contracts with certain members of management and other key personnel. The contracts provide for lump sum compensation payments and other rights in the event of termination of employment or other adverse treatment of such persons following a "change in control" of TNPE or TNP. Such event is defined to include, among other things, substantial changes in the corporate structure, ownership, or board of directors of either entity.

     An excess benefit plan has been provided for certain key personnel and retired employees. The payment of benefits under the excess benefit plan is partially provided under an insurance policy arrangement for paying the benefits that generally would have been provided by the pension and thrift plans except for federal limitations.

Note 8.  Income Taxes

     Components of income taxes were as follows:


                                                      TNPE                                     TNP
                                     ____________________________________     _____________________________________
                                        1996          1995         1994            1996        1995        1994
                                        ____          ____         ____            ____        ____        ____
                                                                     (In thousands)
Taxes on net operating income:
    Federal - current                $  8,596     $    3,108    $    (253)    $   8,596    $    3,108    $    (253)
    State - current                        86            507           55            86           507           55
    Federal - deferred                  1,381          6,700          (13)        1,381         6,700          (13)
    ITC adjustments                       270          2,002       (1,027)          270         2,002       (1,027)
                                     _________    ___________   __________    __________   ___________   __________
                                       10,333         12,317       (1,238)       10,333        12,317       (1,238)
                                     _________    ___________   __________    __________   ___________   __________
Taxes on other income (loss):
    Federal - current                    (114)         7,170        1,006          (100)        7,203          560
    Federal - deferred                 (1,574)        (1,444)     (10,902)         (241)       (1,568)     (10,907)
    ITC adjustments                      (650)          (323)        (409)         (381)         (311)        (347)
                                     _________    ___________   __________    __________   ___________   __________
                                       (2,338)         5,403      (10,305)         (722)        5,324      (10,694)
                                     _________    ___________   __________    __________   ___________   __________
Taxes on cumulative effect
 of change in accounting,
 federal-deferred (Note 3)                  -          4,548             -            -         4,548            -
                                     _________    ___________   __________    __________   ___________   __________

    Total income taxes               $  7,995     $   22,268   $  (11,543)    $   9,611    $   22,189    $ (11,932)
                                     ========     ==========   ===========    ==========   ===========   ==========

    The amounts for total income taxes differ from the amounts computed by applying the appropriate federal income tax rate to earnings (loss) before income taxes for the following reasons:

                                                      TNPE                                     TNP
                                      ___________________________________       ___________________________________
                                         1996        1995        1994              1996        1995       1994
                                         ____        ____        ____              ____        ____       ____
                                                                     (In thousands)
Tax at statutory tax rate              $ 10,850   $  17,595   $  (9,873)        $ 12,735    $  17,674   $ (9,731)
    Amortization of
      accumulated deferred ITC           (1,323)     (1,079)     (1,055)          (1,323)      (1,079)    (1,055)
    Amortization of
      excess deferred taxes                (143)       (160)       (183)            (143)        (318)      (183)
    State income taxes                       86         507          55               86          507         55
    ITC related to disallowances           (191)       (312)       (347)            (191)        (312)      (347)
    ITC adjustment                         (760)          -           -                -            -          -
    Taxes on cumulative effect
      of change in accounting,
      federal- deferred (Note 3)              -       4,548           -                -        4,548           -
    Other, net                             (524)      1,169        (140)          (1,553)       1,169        (671)
                                       _________  _________   __________        _________   _________    _________
        Actual income taxes            $  7,995   $  22,268   $ (11,543)        $  9,611    $  22,189    $(11,932)
                                       =========  =========   ==========        =========   =========    =========


     The tax effects of temporary differences that gave rise to significant portions of net current and net noncurrent deferred income taxes as of December 31, 1996, and 1995, are presented below.

                                                                      TNPE                            TNP
                                                          __________________________    __________________________
                                                              1996            1995           1996          1995
                                                              ____            ____           ____          ____
                                                                                (In thousands)
     Current deferred income taxes:
       Deferred tax assets:
         Unbilled revenues                                $     2,470    $     2,413    $     2,470    $     2,413
         Other                                                    663            264            663            264
                                                          ____________   ____________   ____________   ____________
                                                                3,133          2,677          3,133          2,677
       Deferred tax liability:
         Deferred purchased power and fuel costs               (1,196)        (2,533)        (1,196)        (2,533)
                                                          ____________   ____________   ____________   ____________
           Current deferred income taxes, net             $     1,937    $       144    $     1,937    $       144
                                                          ============   ============   ============   ============

     Noncurrent deferred income taxes:
       Deferred tax assets:
         Minimum tax credit carryforwards                 $    27,445    $    22,365    $    34,703    $    27,317
         Federal regular tax net operating
           loss carryforwards                                    -             4,240          1,724          9,604
         ITC carryforwards                                     11,255         14,399         11,823         15,591
         Regulatory related items                              16,844         17,921         16,844         17,921
         Accrued employee benefit costs                         3,486          3,323          3,486          3,323
         Other                                                  1,263          1,900            696            707
                                                          ____________   ____________    ___________   ____________
                                                               60,293         64,148         69,276         74,463
                                                          ____________   ____________    ___________   ____________
       Deferred tax liabilities:
         Utility plant, principally due to
           depreciation and basis differences                (115,823)      (114,446)      (115,823)      (114,446)
         Deferred charges and other                            (5,565)        (4,743)        (5,565)        (4,743)
         Regulatory related items                             (13,749)        (2,340)       (13,748)        (2,340)
                                                          ____________   ____________   ____________   ____________
                                                             (135,137)      (121,529)      (135,136)      (121,529)
                                                          ____________   ____________   ____________   ____________
             Noncurrent deferred income taxes, net        $   (74,844)   $   (57,381)   $   (65,860)   $   (47,066)
                                                          ============   ============   ============   ============

 Federal tax carryforwards as of December 31, 1996, were as follows:

                                                  TNPE              TNP
                                                      (In thousands)
     Net operating loss
       Amount                                 $      -          $   4,926
       Expiration period                             -               2009
     Minimum tax credits
       Amount                                 $ 27,445          $  34,703
       Expiration period                          None               None
     Investment tax credit
       Amount                                 $ 11,255          $  11,823
       Expiration period                          2005               2005

     In March 1995, an Internal Revenue Service revenue agent involved in auditing TNPE's 1990-1994 consolidated federal income tax returns recommended that a private letter ruling concerning eligibility of the TNP One generating plant for ITC be revoked retroactively. Management believes that TNP's claim for ITC is valid and is contesting the agent's recommendation. Of the $22.5 million of ITC at issue, TNPE and its subsidiaries have utilized $8.2 million of ITC in the consolidated tax returns through 1995 and expect to utilize $1.6 million in the 1996 consolidated tax returns. TNP's portion is $7.0 million and $1.8 million, respectively. However, since 1990 TNPE and TNP have only recognized $2.2 million of the ITC in results of operations.

Note 9.  Long-Term Debt

   First Mortgage Bonds

     FMBs issued under the Bond Indenture are secured by substantially all utility plant owned directly by TNP. The Bond Indenture restricts cash dividend payments on TNP common stock as discussed in Note 11.

     TNP has the ability to issue additional FMBs based on certain financial tests, or based on previously retired FMBs. As of December 31, 1996, TNP could not issue any additional FMBs based on the required financial tests. However, TNP also has the ability to issue additional FMBs against previously retired FMBs, as limited by an earnings test. As of December 31, 1996, TNP could issue up to $91 million of FMBs at an assumed interest rate of 9% based on previously retired FMBs.

   Secured Debentures

     TNP's Series A, 10.75% secured debentures and 12.5% secured debentures are secured with a first lien on a portion of Unit 1. The 12.5% secured debentures are also secured by a first lien on a portion of Unit 2. TNP's secured debenture holders are also secured by second liens on substantially all utility plant in Texas owned directly by TNP. The secured debentures also contain restrictions on dividends and asset dispositions.

   Revolving Credit Facilities

     In September 1996, TNP entered into a new credit facility ("1996 Facility"). The 1996 Facility provides for a total commitment of $100 million and supplements the existing credit facility ("1995 Facility"). The 1995 Facility provides for a total commitment of $150 million. The 1996 Facility commitment expires September 2001, while the 1995 Facility commitment will reduce to $125 million on November 3, 1998, and to $100 million on November 3, 1999, and will expire on November 3, 2000. The collateral securing the 1996 Facility is $100 million of non-interest bearing (except upon default) FMBs. Collateral securing the 1995 Facility is generally a first lien on a portion of TNP One, a second lien on TNP's first mortgage bond trust estate located in Texas, and $30 million of noninterest bearing FMBs. This collateral secures borrowings up to $100 million. Before increasing borrowings above $100 million, TNP must pledge additional noninterest bearing FMBs in an amount equal to the borrowings over $100 million.

     In addition to the 1996 Facility, TNP purchased a $50 million interest rate collar to mitigate exposure to variable interest rates. The collar sets floor and ceiling rates on the 90-day LIBOR rate at 5.25% and 7.50%, respectively. The term of the interest rate collar is September 1997 through September 2000.

     TNP has sufficient liquidity to satisfy the possibility of any known contingencies. Management believes cash flow from operations and periodic borrowings under its two revolving credit facilities should be sufficient to meet working capital requirements and planned capital expenditures at least through 1998.

     At December 31, 1996, interest rates on borrowings under the 1996 Facility were 7.06% and would have been 7.12% on the 1995 Facility. The composite average borrowing rates under TNP's credit facilities were 7.32% and 8.92% for 1996 and 1995, respectively. The interest rate margins on both facilities will decrease as the ratings on TNP's FMBs improve.

     Under specified conditions, TNP's credit facilities restrict the payment of cash dividends on TNP common stock. The credit facilities also prohibit the sale, lease, transfer, or other disposition of assets other than in the ordinary course of business.

   Maturities

     As of December 31, 1996, FMB and secured debenture maturities and sinking fund requirements for the five years following 1996 are as follows:


                                             Secured          Total FMBs and
            Year             FMBs           Debentures       Secured Debentures
            ____             ____           __________       __________________
                                          (In thousands)
            1997         $      100         $        -           $     100
            1998                100                  -                 100
            1999                100            130,000             130,100
            2000            100,100                  -             100,100
            2001                100                  -                 100

     At the end of 1996, $55 million was outstanding under the 1996 Facility, which matures in 2001. In January 1997 TNP borrowed from its credit facilities in order to retire the $100.8 million of 11.25% Series T FMBs. Accordingly, at December 31, 1996, the $100.8 million was classified as long-term debt. Following the retirement of the Series T FMBs, TNP had available borrowing capacity of $90.5 million under the credit facilities.

     As of December 31, 1996, Facility Works had $202,000 of debt associated with the purchase of vehicles.


Note 10. Redeemable Cumulative Preferred Stock


     If TNP liquidates voluntarily or involuntarily, holders of preferred stock have preferences equal to amounts payable on redemption or par, respectively, plus accrued dividends. TNP's charter provides that additional shares of preferred stock may not be issued unless certain tests are met. As of December 31, 1996, $25 million additional preferred stock could be issued.

Note 11. Capital Stock and  Dividends

    TNPE

     In October 1996, TNPE issued 2 million shares of common stock in a public offering, with net proceeds of approximately $47,170,000. The net proceeds were transferred to TNP as an equity contribution.

     In September 1996, TNPE increased its quarterly dividend from $0.22 to $0.245 per share. TNPE had reduced the quarterly dividend by 51% from $0.41 to $0.20 per share beginning with the third quarter of 1994 due to TNP's restriction (discussed below) and other factors such as the relatively low common equity component of TNPE's capital structure and industry considerations.

   TNP

     The Bond Indenture prohibits TNP from paying cash dividends on its common stock to TNPE unless unrestricted retained earnings are available. The restriction became operative during 1994 due to the recognition of $35.0 million of regulatory disallowances as discussed in Note 2 and temporarily precluded TNP from paying cash dividends until March 1995.

     As of December 31, 1996, $46.6 million of unrestricted retained earnings were available for dividends.


Note 12. Commitments and Contingencies

   Fuel Supply Agreement

     TNP successfully negotiated a 20% reduction in the cost of lignite provided by Walnut Creek Mining Company effective January 1, 1995, for the life of TNP One. Walnut Creek Mining Company is jointly owned by Phillips Coal Company and Peter Kiewit Sons', Inc.

   Wholesale Purchased Power Agreements

     TNP purchases a significant portion of its electric requirements from various wholesale suppliers. These contracts are scheduled to expire in various years through 2010.

     TNP has notified TU of its intent to cease purchasing full requirements power and energy effective January 1, 1999. In addition, in July 1995 TNP filed proceedings with the PUCT and in a Texas state district court to declare TNP's wholesale purchased power agreement with TU null and void. On August 29, 1996, The PUCT entered an order declaring two of the terms of the TU Agreement void, but upheld the validity of the remainder of the contract. In November 1996, TNP filed an a appeal of the PUCT's ruling with a state district court.

     In 1996, TU supplied approximately 43% of TNP's Texas capacity and 24% of its Texas energy requirements. Management expects, as a result of the developing competition within the wholesale power market, to enter into new arrangements for such capacity and energy on terms that are more favorable for its customers. TNP has requested proposals for purchased power resources to replace power currently purchased from TU.

     At December 31, 1996, TNP had various outstanding commitments for take or pay agreements, including the fuel supply agreement discussed above. Detailed below are the fixed and determinable portion of the obligations (amounts in millions):

                                                              1997       1998       1999      2000        2001
                                                            _______   ________    ________  _______    _______
     Purchased power agreements                             $  67.4   $   52.0    $   17.1  $  16.7    $  16.4
     Fuel supply agreements                                    30.2       30.2        30.2     30.2       30.2
                                                            _______   ________    ________  _______    _______
       Total                                                $  97.6   $   82.2    $   47.3  $  46.9    $  46.6
                                                            =======   ========    ========  =======    =======

   Significant Customer

     TNP is actively negotiating with a significant major industrial customer in Texas that provided GWH sales of 628 and annual revenues of $27.8 million in 1996 ($9.9 million in base revenues). This customer is constructing a 300-MW cogeneration plant, the first phase of which is expected to commence operations in 1998. TNP is negotiating with the customer to continue providing transmission, distribution and other services. Even if TNP is successful in these negotiations, base revenues from this customer are expected to be significantly less.

   Legal Actions

     TNP is involved in various claims and other legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on TNP's and TNPE's consolidated financial position or results of operations.

                      TNP ENTERPRISES, INC. AND SUBSIDIARIES
                 Selected Quarterly Consolidated Financial Data

     The following selected quarterly consolidated financial data for TNPE is unaudited, and, in the opinion of the TNPE's management, is a fair summary of the results of operations for such periods:

                                                            March 31      June 30     Sept. 30       Dec. 31
                                                           __________   __________   __________   __________
                                                                (In thousands except per share amounts)
 1996
____

Operating revenues........................................ $   99,827   $  122,020   $  157,453   $  123,437
Net operating income......................................     17,786       25,327       31,237       19,527
Net income................................................        562        7,831       14,292          368
Income applicable to common stock.........................        520        7,789       14,250          327
Earnings per share of common stock........................       0.05         0.71         1.29         0.03
Dividends per share of common stock....................... $     0.22   $     0.22   $    0.245   $    0.245

Weighted average common shares outstanding................     10,986       11,028       11,080       13,032

1995
____

Operating revenues........................................ $  105,647   $  121,237   $  151,586   $  107,353
Net operating income......................................     17,044       25,100       35,147       19,304
Net income ...............................................      6,124        6,131       26,728        2,522
Income applicable to common stock.........................      5,936        5,951       26,576        2,387
Earnings per share of common stock........................       0.55         0.54         2.44         0.22
Dividends per share of common stock....................... $     0.20   $     0.20   $     0.20   $     0.22

Weighted average common shares outstanding................     10,877       10,901       10,909       10,915


     Generally,   the   variations   between   quarters   reflect  the  seasonal
fluctuations of TNP's business. In addition, the results above are impacted by one-time items. These items, net of taxes, are as follows:

- reserve for tentative settlement of Series T litigation $1.3 million in fourth quarter of 1996 (Note 4)

- change in accounting for unbilled revenues of $8.4 million in first quarter of 1995 (Note 3)

- gain on sale of Texas Panhandle properties of $9.5 million in third quarter of 1995 (Note 4)

- recognition of previously deferred revenues of $3.0 million during the third quarter of 1995 (Note 5)


                   TNP ENTERPRISES, INC. EQUITY INCENTIVE PLAN

                            EFFECTIVE JANUARY 1, 1995

                      AS AMENDED EFFECTIVE JANUARY 1, 1997

Article 1. Establishment, Purpose, and Duration

     1.1 Establishment of the Plan. TNP Enterprises, Inc., a Texas corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "TNP Enterprises, Inc. Equity Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, Performance Shares, and Other Stock-Based Awards.

     Subject to approval by the Company's shareholders, the Plan shall become effective as of January 1, 1995 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after January 1, 2005.

Article 2. Definitions

     Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

     (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, Performance Shares, or Other Stock-Based Awards.

     (b) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

     (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

     (e) "Cause" means the admission by or the conviction of the Participant of an act of fraud, embezzlement, theft, or other criminal act constituting a felony under laws involving moral turpitude. The Board of Directors, by majority vote, shall make the determination of whether Cause exists.

     (f) "Change in Control" shall have the meaning ascribed to such term in the Texas-New Mexico Power Company Executive Agreement for Severance Compensation Upon Change in Control.

     (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (h) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan.

     (i) "Company" means TNP Enterprises, Inc., a Texas corporation, and the Company's subsidiaries, as well as any successor thereto as provided in Article 18 herein.

     (j) "Director" means any individual who is a member of the Board of Directors of the Company.

     (k) "Disability" shall have the meaning ascribed to such term in the Participants' governing long-term disability plan.

     (l) "Dividend Equivalent" means a contingent right to be paid dividends declared with respect to outstanding Awards, pursuant to the terms of Sections 6.5 and 8.3 herein.

     (m) "Employee" means any full-time, nonunion employee of the Company or of the Company's Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

     (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

     (o) "Fair Market Value" means the Fair Market Value of the Shares determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that so long as the Shares are traded in a public market, Fair Market Value means the average of the high and low prices of a Share in the principal market for the Shares on the specified date (or, if no sales occurred on such date, the last preceding date on which sales occurred).

     (p) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

     (q)  "Insider" shall mean an Employee who is, on the relevant date,

          an officer, director, or ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     (r) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     (s) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

     (t)  "Option" means an Incentive Stock Option or a Nonqualified Stock
          Option.

     (u) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

     (v) "Other Stock-Based Award" means an Award granted pursuant to Article 9 hereof.

     (w) "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

     (x) "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

     (y) "Performance Unit" means an Award granted to an Employee, as described in Article 8 herein.

     (z) "Performance Share" means an Award granted to an Employee, as described in Article 8 herein.

     (aa) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

     (ab) "Person"  shall  have the  meaning  ascribed  to such term in  Section
          3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (ac) "Restricted Stock" means an Award granted to a Participant pursuant to
          Article 7 herein.

     (ad) "Retirement" shall have the meaning ascribed to such term in the Participants' governing Company-sponsored Retirement plan.

     (ae) "Shares" means Shares of common stock of the Company.

     (af) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     (ag) "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth (12th) business day following such date.

Article 3. Administration

     3.1 The Committee. The Plan shall be administered by the Personnel, Organization, and Nominating Committee of the Board or by any other Committee appointed by the Board consisting of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

     The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act.

     3.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to designate employees to be Participants in the Plan; to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to determine whether, to what extent, and under what circumstances, Awards granted to Participants may be settled or exercised in cash, Shares or other property; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries.

Article 4. Shares Subject to the Plan

     4.1 Number of Shares Available for Grants. Subject to adjustment as provided in section 4.3 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be three hundred thousand (300,000); provided, however, that the maximum number of Shares of Restricted Stock granted pursuant to Article 7 herein, shall be one hundred thousand (100,000).

     Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards to any Named Executive Officer under the Plan:

     (a) The maximum annual aggregate number of Options/SARs that may be granted shall be seventy-five thousand (75,000); and

     (b) The maximum annual aggregate number of Restricted Shares that may be granted shall be twenty-five thousand (25,000); and

     (c) The maximum annual aggregate number of Performance Shares that may be granted shall be thirty thousand (30,000); and

     (d) The maximum annual aggregate cash payout with respect to Awards granted pursuant to Articles 8 and 9 herein which may be made to any Named Executive Officer shall be four hundred fifty thousand dollars ($450,000); and

     (e) The maximum annual aggregate number of Shares granted under Article 9 herein shall be forty thousand (40,000).

     4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

     4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

Article 5. Eligibility and Participation

     5.1 Eligibility. Persons eligible to participate in this Plan include all active Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

Article 6. Stock Options

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or a NQSO whose grant is intended not to fall under the Code provisions of
Section 422.

     6.3 Option  Price.  The Option Price for each grant of an Option under this
Section 6.3 shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

     6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5 Dividend Equivalents. Simultaneous with the grant of a Nonqualified Stock Option, the Participant receiving the Option may be granted, at no additional cost, under any terms and conditions set forth by the Committee, Dividend Equivalents. Each Dividend Equivalent shall entitle the Participant to receive a contingent right to be paid an amount equal to the dividends declared on a Share on all record dates occurring during the period between the grant date of an Option and the date the Option is exercised.

     The underlying value of each Dividend Equivalent shall accrue as a book entry in the name of each Participant holding the Dividend Equivalent. Payout of the accrued value of a Dividend Equivalent shall occur only in the event the Option issued in tandem with the Dividend Equivalent is "in the money" (i.e., the Fair Market Value of Shares underlying the Option as of the exercise date exceeds the Option Price) as of the exercise date. Payout of Dividend Equivalents shall be made in cash or Shares, in one lump sum, within thirty (30) days following the exercise of the corresponding Option, subject to such terms and conditions as the Committee deems appropriate.

     6.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.7 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of
(a) and (b), as specified by the Committee.

     The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.8 Termination of Employment. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

     6.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant, or, if permissible under applicable law, by such Participant's guardian or legal representative.

Article 7. Restricted Stock

     7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine.

     7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

     7.3 Transferability. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     7.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals
(Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

         "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the TNP Enterprises, Inc. Equity Incentive Plan, and in an Award Agreement. A copy of the Plan and such Award Agreement may be obtained from TNP Enterprises, Inc."

     The Company shall have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     7.6 Removal of Restrictions. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 7.5 removed from his or her Share certificate.

     7.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     7.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with all regular cash dividends paid with respect to all Shares while they are so held. Except as provided in the succeeding sentence, all other cash dividends and other distributions paid with respect to Shares of Restricted Stock may be credited to Participants subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Subject to the succeeding paragraph, all dividends credited to a Participant shall be paid to the Participant within forty-five (45) days following the full vesting of the Shares of Restricted Stock with respect to which such dividends were earned.

     7.9 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however, that except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Named Executive Officers shall occur at the time they otherwise would have, but for the employment termination.

Article 8. Performance Units and Performance Shares

     8.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

     8.2 Award Agreement. Each Performance Share/Unit grant shall be evidenced by an Award Agreement that shall specify the number of Performance Shares/Units granted, the value of each Performance Share/Unit granted, the Performance Period, the performance measures, and such other provisions as the Committee may determine.

     8.3 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length.

     8.4 Dividend Equivalents. Simultaneous with the grant of Performance Units/Shares, the Participant receiving the Performance Units/Shares may be granted, at no additional cost, Dividend Equivalents. Each Dividend Equivalent shall entitle the Participant to receive a contingent right to be paid an amount equal to the dividends declared on a Share on all record dates occurring during the period between the grant of Performance Units/Shares and the date the Performance Units/Shares are earned, subject to such terms and conditions as the Committee deems appropriate.

     The underlying value of each Dividend Equivalent shall accrue as a book entry in the name of each Participant holding the Dividend Equivalent. Payout of the accrued value of a Dividend Equivalent may be contingent on the achievement of performance goal(s) set by the Committee which, depending on the extent to which they are met, will determine the number and/or value of Dividend Equivalents that will be paid out to the Participants. Notwithstanding the foregoing, the Company or Subsidiary performance measures to be used for purposes of grants to Named Executive Officers shall be chosen from and subject to the conditions specified in Article 10 hereof.

     Payout of Dividend Equivalents shall be made in cash or Shares or a combination thereof, as determined by the Committee, in one (1) lump sum, within thirty (30) days following the payout of Performance Units/Shares.

     8.5 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined by the Committee as a function of the extent to which the corresponding performance goals have been achieved.

     8.6 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum, within seventy-five (75) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned
Performance Units/Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

     At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants. (Such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 7.8 herein.) In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

     8.7 Termination of Employment Due to Death, Disability, Retirement, or Involuntary Termination Without Cause. In the event the employment of a
Participant is terminated by reason of death, Disability, Retirement, or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the preestablished performance goals.

     Payment of earned Performance Units/Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable Performance Period.

     8.8 Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 8.7 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company. The Committee, however, in its sole discretion, shall have the right to make payment of Awards for any Performance Periods coincident with terminations pursuant to this Section 8.8.

     8.9 Nontransferability. Except as provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

Article 9. Other Stock-Based Awards

     Subject to the terms of the Plan, Other Stock-Based Awards may be granted to eligible Employees at any time and from time to time and in such amounts and upon such terms as the Committee deems appropriate.

Article 10. Performance Measures

     Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:


      Earnings per share;
      Measurements of cost control effectiveness such as the ratio of operations and maintenance costs to kilowatt hour sales;
      Measurements of community involvement and customer satisfaction; Measurements of anticipation and resolution of environmental issues; Measurements of reliability such as the equivalent forced outage rate, minutes of outage per customer served, and number of customers interrupted per customer served;
      Measurements of employee safety;
      Measurements of long-term rate competitiveness;
      Total shareholder return compared to one or more groups as determined by the Incentive Plan Committee;and Cash value added.


     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by the Named Executive officers, may not be adjusted upward. (The Committee shall retain the discretion to adjust such Awards downward.)

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event the Committee determines it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

Article 11. Beneficiary Designation

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

Article 12. Deferrals

     The Committee, in its sole discretion, may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares or Other Stock-Based Awards hereunder. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 13. Rights of Employees

     13.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries, or vice-versa, (or between Subsidiaries) shall not be deemed a termination of employment. Upon such a transfer, the Committee may make such adjustments to outstanding Awards as it deems appropriate to reflect the changed reporting relationships.

     13.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 14. Change in Control

    Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by applicable law or by the rules and regulations of any governmental agencies or national securities exchanges:

    (a) Any and all Options granted hereunder shall become immediately exercisable;

    (b) Any Period of Restriction and restrictions imposed on Restricted Shares shall lapse;

    (c) The target payout opportunity attainable under all outstanding Awards of Restricted Stock, Performance Units, Performance Shares, and Other Stock-Based Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to  Participants  within thirty (30) days  following  the
         effective  date of the Change in Control the full   portion of such
         target payout opportunity; provided, however, that there shall not be an accelerated payout with respect to Restricted Stock, Performance Units, Performance Shares, and Other Stock-Based Awards which were granted less than six (6) months prior to the effective date of the Change in Control; and

    (d) Subject to Article 15 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

Article 15. Amendment, Modification, and Termination

     15.1 Amendment, Modification, and Termination. The Board may, at any time, and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

     The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

     15.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     15.3 Compliance With Code Section 162(m). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162(m) will not be required. In addition, in the event changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.

Article 16. Withholding

     16.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of any Award to a Participant under this Plan.

     16.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to comply with the requirements of Rule 16b-3, unless otherwise determined by the Committee.

Article 17. Indemnification

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 18. Successors

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 19. Restrictions on Share Transferability

     In addition to any restrictions imposed pursuant to the Plan, all certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which such Shares are then listed or traded, any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Article 20. Legal Construction

     20.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     20.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     20.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     20.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     20.5 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.